Exhibit 99.1
                           MASTER SETTLEMENT AGREEMENT

                  THIS MASTER SETTLEMENT AGREEMENT (this "Agreement") is made and entered into as of January 30, 1997, by and among Electronic Data Systems Corporation, a Delaware corporation ("EDS"), EDS VLT Holdings, Inc., a Nevada corporation and wholly owned subsidiary of EDS ("Holdings"), Video Lottery Technologies, Inc., a Delaware corporation ("VLT"), and Automated Wagering International, Inc., a Delaware corporation and wholly owned subsidiary of VLT ("AWI"), Video Lottery Consultants, Inc., a Montana corporation and wholly owned subsidiary of VLT ("VLC"), and United Wagering Systems, Inc., a Delaware corporation and wholly owned subsidiary of VLT ("UWS").

                                    RECITALS

                  WHEREAS, pursuant to the terms of a certain Master Services Agreement, dated as of January 20, 1994 (the "Master Services Agreement"), by and between EDS and VLT, EDS was engaged by VLT to provide various services in support of VLT's business of operating on-line lotteries and other games of chance for various states and municipal governments;

                  WHEREAS, pursuant to the terms of a certain Stock Purchase and Sale Agreement, dated as of January 20, 1994 (the "Stock Purchase Agreement"), by and among VLT, Holdings and EDS, Holdings acquired, and continues to be the owner of record of, (i) 545,454 shares of common stock, par value $.01 per share ("VLT Common Stock"), of VLT and (ii) 1,912,728 shares of Series A Junior Preferred Stock, par value $.01 per share ("VLT Series A Preferred Stock"), of VLT;

                  WHEREAS, certain disputes arose with respect to the performance of the parties under the Master Services Agreement;

                  WHEREAS, on June 28, 1996, EDS terminated the Master Services Agreement as a result of such disputes;

                  WHEREAS, on July 3, 1996, EDS filed suit against VLT and AWI, styled Electronic Data Systems Corporation v. Video Lottery Technologies, Inc. and Automated Wagering International, Inc., Cause No. 380-923-96, in the 366th Judicial District Court of Collin County, Texas, pursuant to which EDS requested certain relief arising out of such disputes;

                  WHEREAS, EDS is currently providing certain of the services previously contemplated by the Master Services Agreement pursuant to a week-to-week arrangement between the parties;

                  WHEREAS, the parties hereto desire to compromise all claims and settle all disputes arising between or among them prior to the date hereof and to execute a mutual general release with respect thereto;

                  WHEREAS, the parties desire to set forth in writing an arrangement for the provision by EDS of certain transition services to AWI;

                  WHEREAS, (a) the parties desire to compromise amounts owed by VLT to EDS under the Master Services Agreement, (b) EDS has agreed to sell certain equipment to VLT pursuant to the Transition Agreement (as hereinafter defined) and (c) Holdings has agreed to sell to VLT all of the shares of VLT Common Stock and VLT Series A Preferred Stock currently held by Holdings (collectively, the "VLT Shares") in exchange for a secured promissory note in the aggregate amount of $27,000,000; and

                  WHEREAS, EDS has agreed to provide $1,000,000 of bonding collateral support to VLT and AWI in respect of AWI's performance bond program.

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements contained in this Agreement and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:


1. Execution and Delivery of Certain Agreements and Instruments. Each party hereto is hereby concurrently executing and delivering each of the following agreements or instruments to which it is a party:

                           (a) Promissory Note. A Promissory Note, substantially in the form attached hereto as Exhibit A.

                           (b) Security Agreement. A Security Agreement, Pledge and Assignment: Equipment, Inventory, Securities and Intellectual Property, substantially in the form attached hereto as Exhibit B.

                           (c) Mortgage. A Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, substantially in the form attached hereto as Exhibit C.

                           (d) UCC Financing Statements. UCC financing statements, substantially in the forms attached hereto as Exhibits D-1, D-2, D-3, D-4, D-5, D-6, D-7 and D-8.

                           (e) Release. A Release, substantially in the form attached hereto as Exhibit E.

                           (f)      Pledged Stock Agreement.   A Pledged Stock
         Agreement, substantially in the form attached hereto as Exhibit F.

                           (g) Reimbursement Agreement. A Reimbursement Agreement, substantially in the form attached hereto as Exhibit G.

                           (h)      Transition Agreement.  A Transition
         Agreement, substantially in the form attached hereto as Exhibit H.

                           (i) Stock Powers. Stock Powers, substantially in the forms attached hereto as Exhibits I-1 and I-2.

                           (j) Source Code Escrow Agreement. A Source Code Escrow Agreement, substantially in the form attached hereto as Exhibit J.

                           (k)      Bank Documents.  The Intercreditor
         Agreement, the Stock Agreement, the Security Agreement, Pledge and
         Assignment: Equipment, Inventory, Securities and Intellectual Property, the Deed of Trust Parity Agreement and the Bank MasterLink Priority Rights Addendum, each of even date herewith, to which First Bank National Association is also a party.

                  2. Representations and Warranties. Each party to this Agreement hereby represents and warrants to each of the other parties to this Agreement as follows:

                           (a) Such party is validly incorporated and is in good standing under the laws of the state in which it is organized, and is duly authorized to transact business as a foreign corporation in each state in which such authorization is required by its business or the properties owned or leased by it.

                           (b) Such party has the requisite power and authority to execute, deliver and carry out this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

                           (c) This Agreement has been duly and validly authorized, executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws or equitable principles of general application relating to or limiting creditors' rights.

                           (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or constitute a violation of or default under any law, rule, regulation, order, judgment, decree, contract, commitment, agreement, arrangement or restriction of any kind to which such party is a party or by which such party or its property is bound.

                           (e) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other third party is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  3. Cooperation. Each of the parties to this Agreement shall use commercially reasonable efforts to assist each of the other parties in connection with any governmental or other consents, approvals or filings which may be required concerning this Agreement and with the timely implementation of any of the transactions arising out of or contemplated by this Agreement; provided that VLT shall bear all costs and expenses associated with obtaining any such consents and approvals and making any such filings.

                  4. Further Assurances. Each of the parties agrees to execute and deliver such further documents and instruments and take all such further action as may be necessary to consummate the transactions contemplated hereby.

                  5. Transferability. This Agreement shall not be assignable or otherwise transferable by any party hereto except by operation of law or as otherwise explicitly stated herein, or in any document contemplated herein or executed in connection herewith.

                  6. Expenses. Except as otherwise explicitly stated herein, or in any document contemplated herein or executed in connection herewith, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs or expenses.

                  7. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and either (i) personally delivered,
(ii) mailed by certified mail (return receipt requested), or (iii) delivered by recognized next-day courier. Any notice required or permitted to be delivered hereunder will be deemed to be delivered (i) if personally delivered, on the date that it is actually delivered, (ii) if mailed, whether actually received or not, on the fifth business day after it is deposited in the United States mail addressed to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith, or
(iii) if delivered by courier, on the date it is actually delivered. Any party may change, at any time and from time to time, by written notice to the other parties, the address that it or he had previously specified for receiving notices. Until changed in accordance herewith, the parties specify their respective addresses as set forth below:

                  VLT, AWI, VLC OR UWS:

                  2311 South 7th Avenue
                  Bozeman, Montana 59715
                  Attention: Janet Bjork

                  with copy to:

                  Rogers & Hardin
                  229 Peachtree Street
                  2700 Cain Tower
                  Atlanta, Georgia 30303
                  Attention: Michael Rosenzweig

                  EDS OR HOLDINGS:

                  Electronic Data Systems Corporation
                  5400 Legacy Drive
                  Plano, Texas 75024-3105
                  Attention: General Counsel

                  with copy to:

                  Baker & Botts, L.L.P.
                  2001 Ross Avenue
                  Dallas, Texas 75201-2980
                  Attention: Michael A. Saslaw

                  8. Amendment. Notwithstanding any other provision hereof, this Agreement may not be supplemented or amended from time to time without the prior written consent of each of the parties hereto.

                  9. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflicts of laws principles that would require the application of the laws of any other jurisdiction.

                  10. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  11. Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. All Exhibits and Schedules hereto are expressly made a part of this Agreement.

                  12. Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ a valid, legal, nonvoid and enforceable alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  13. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable.

                  14. Headings. The headings in this Agreement are for purposes of convenience of reference only and shall not be deemed to affect the interpretation of any provision hereof.

                  15. Counterparts. This Agreement may be executed in multiple counterparts. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                  16. Transactions. VLT, VLC, UWS and AWI hereby represent and warrant to EDS and Holdings that, except as set forth on Schedule 1 attached hereto, since October 1, 1996, there have been no discussions or negotiations with, or inquiries from, any third party who has expressed an interest in a tender or exchange offer, a merger, consolidation or other business combination involving VLT, VLC, UWS or AWI or the acquisition in any manner of a substantial equity interest in, or substantially all of the assets of, VLT, VLC, UWS or AWI.

                  17. Information. EDS acknowledges that it has had an opportunity to ask questions of appropriate officials of VLT, AWI, UWS, and VLC with respect to all such discussions, negotiations, or inquiries and has been given answers to such questions and such information as EDS has requested in connection therewith.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        ELECTRONIC DATA SYSTEMS
                                          CORPORATION


                                        By:
                                        Name:
                                        Title:

                                        EDS VLT HOLDINGS, INC.


                                        By:
                                        Name:
                                        Title:

                                        VIDEO LOTTERY TECHNOLOGIES, INC.


                                        By:
                                        Name:
                                        Title:

                                        AUTOMATED WAGERING
                                          INTERNATIONAL, INC.


                                        By:
                                        Name:
                                        Title:

                                        VIDEO LOTTERY CONSULTANTS, INC.


                                        By:
                                        Name:
                                        Title:

                                        UNITED WAGERING SYSTEMS, INC.


                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT A



                                 PROMISSORY NOTE



U.S.$27,000,000.00                                              January 30, 1997

                  FOR VALUE RECEIVED, the undersigned Video Lottery Technologies, Inc., a Delaware corporation ("VLT"), and Automated Wagering International, Inc., a Delaware corporation ("AWI") (VLT and AWI being referred to herein collectively as the "Borrowers"), and each of them, hereby jointly and severally promises to pay to the order of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), on December 31, 2003 or on such earlier date as provided herein (the "Maturity Date"), the principal sum of Twenty-Seven Million and No/100 Dollars (U.S. $27,000,000.00), and to pay interest on the unpaid principal amount of such amount from the date hereof at the rate per annum specified below, payable to EDS at the address or location identified in Annex 1 hereto, or at such other address or location as EDS may specify to Borrower in writing.

                  The principal hereof outstanding from time to time shall bear interest as follows: (i) commencing on January 1, 1997 and continuing through December 31, 1997, at a rate of 1.30% per annum; (ii) commencing on January 1, 1998 and continuing through December 31, 1998, at a rate equal to (x) the "prime rate" reported in the Money Rates section of The Wall Street Journal, Southwest Edition, and as in effect on the first business day of 1998, plus (y) 4.25%; provided, however, if The Wall Street Journal does not publish such a "prime rate" on such day, such principal shall bear interest at a rate equal to (x) the base rate (however designated) as announced by Chase Manhattan Bank, N.A., and as in effect on the first business day of 1998, plus (y) 4.25%; and (iii) for every calendar year thereafter through the maturity of such principal, commencing on (and including) the first calendar day of such year and continuing to (but not including) the first calendar day of the following calendar year, at a rate equal to the "prime rate" reported in the Money Rates section of The Wall Street Journal, Southwest Edition, and as in effect on the first business day of such year; provided, however, if The Wall Street Journal does not publish such a "prime rate" on such day, such principal shall bear interest at a rate equal to the base rate (however designated) as announced by Chase Manhattan Bank, N.A. and as in effect on the first business day of such year.

                  Accrued interest only shall be payable monthly, on the last day of each month commencing January 31, 1997 to and including December 31, 1998. Commencing January 31, 1999, and continuing to the maturity of the principal hereof, monthly payments of principal and accrued interest shall be due and payable on the last day of each month during such period, calculated as set out below. During each of the calendar years beginning after December 31,

1998, combined monthly payments of principal and interest shall be made in equal amounts for each month during such year, and the amount of such payments for such year shall be determined on the first calendar day of such year by amortizing the loan over the number of months remaining until the maturity of the unpaid principal hereunder using the interest rate for such year (determined in accordance with the immediately preceding paragraph); provided, however, that when and if prepayments hereon during such year shall equal or exceed $500,000, such amortization will be adjusted for the remainder of such year based on the outstanding principal after giving effect to those prepayments. EDS will specify to the Borrowers the dollar amount of such payments, and the computations thereof, in writing, as soon as practical after such payments have been computed as provided above, but in no event later than January 15 in any given year (or in the case of an adjustment in amortization by reason of prepayments, as provided above, within fifteen (15) days after the receipt by EDS of such prepayments).

                  Payments of both principal and interest on this Note are to be made to EDS in lawful money of the United States of America in immediately available funds, without deduction, set off or counterclaim.

                  All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to maturity) after maturity, whether at stated maturity, upon the occurrence of a Mandatory Prepayment Event, by acceleration or otherwise, at the Post- Default Rate (as defined below) and all such interest shall be payable on demand.

                  This Note may be prepaid in whole or at any time or from time to time in part, without premium or penalty upon at least thirty (30) days' prior written notice by either Borrower to EDS at its address set out in the Master Settlement Agreement referred to below. In addition, this Note shall be prepaid in cash in the following circumstances (each a "Mandatory Prepayment Event") and in the following amounts:

         (a) within five (5) days after the sale of all or substantially all of the stock or assets of AWI, the Note shall be prepaid in an amount which is not less than 50% of the Net Proceeds (defined below) of such sale for the portion of total Net Proceeds of such stock or assets up to $30,000,000, and 70% of the amount by which total Net Proceeds of such stock or assets exceed $30,000,000. For purposes of this paragraph, if any portion of the consideration received or receivable by VLT or AWI from such sale shall be in a form other than cash or a Deferred Payment Obligation (defined below), such consideration shall be valued at its Fair Market Value (defined below). All Deferred Payment Obligations will be valued at their face amount and will be transferred and assigned (and hereby are transferred and assigned) to EDS with EDS to be paid in accordance with the terms of such Deferred Payment Obligations and, if applicable, the Intercreditor Agreement dated January 30, 1997, between EDS and First Bank National Association (the "Intercreditor Agreement"). Upon EDS's receipt of the full amount of such prepayment, AWI shall be released from its obligations as a Borrower under this Note (provided, however, that such release will not discharge or impair any obligations of VLT as a Borrower under this Note or under any Security Document (defined below) or any other obligation of VLT or AWI under the Master Settlement Agreement or any other document executed in connection therewith) from and after the release of AWI as a Borrower hereunder, the words "Borrower" and the "Borrowers" shall refer to VLT and its successors and assigns.

         (b) within five (5) days after receipt thereof, the Borrowers will pay to EDS a cash amount equal to (i) 30% of the gross proceeds received by either Borrower from the sale, lease, assignment or other disposition of inventory of either Borrower that is a subject of a Security Document (defined below), excluding the use of any such inventory in accordance with any state on-line lottery contract and in a manner that does not involve the transfer of title to such inventory, and including without limitation, an actual or constructive loss of such property and any insurance payments in respect thereof, an agreed or compromised loss of such property, or the taking of any property under the power of eminent domain, minus (ii) such duties, transfer taxes, ad valorem taxes and similar taxes imposed on and paid by a Borrower as a consequence of such a sale or disposition of such property other than taxes measured by the net income of either Borrower. For purposes of this paragraph, if any portion of the consideration received or receivable by VLT or AWI from such sale shall be in a form other than cash or a Deferred Payment Obligation, such consideration shall be valued at its Fair Market Value (defined below). Notwithstanding the foregoing, if such sale, lease, assignment or other disposition of inventory combines the sale of inventory and the granting of a license of the MasterLink Protections, then the required prepayment shall be the greater of (i) 30% of the gross proceeds received by either Borrower (if the consideration for the sale of inventory is separately stated and is greater than $500.00 per Excalibur or Ovation computer terminal sold in such transaction) and (ii) the product arrived at by multiplying $250.00 times the number of Excalibur or Ovation computer terminals sold in such combined transaction. All Deferred Payment Obligations will be valued at their face amount and will be transferred and assigned (and hereby are transferred and assigned) to EDS with EDS to be paid in accordance with the terms of such Deferred Payment Obligations and, if applicable, the Intercreditor Agreement.

         (c) within five (5) days after a Change of Control with respect to VLT, the Borrowers will cause to be prepaid a principal amount equal to the greater of: (i) $10,000,000; or (ii) the product obtained by multiplying 2,458,182 by the highest price per share (expressed in dollars whether such price is paid in cash or non-cash consideration; in the case of non-cash consideration, including, without limitation, Deferred Payment Obligations, such price shall be calculated at the Fair Market Value of such consideration) paid by the person or a person in the group of persons directly or indirectly acquiring control or ownership of a majority of VLT's voting securities, but in no event greater than $15,000,000.

         (d) within five (5) days after a Change of Control with respect to Video Lottery Consultants, Inc., a Montana corporation ("VLC"), the Borrowers will cause to be prepaid the principal amount of $10,000,000.

         (e)     upon the occurrence of an event requiring a prepayment under
Section 4 of the Pledged Stock Agreement of even date herewith by VLT in favor of EDS, the Borrowers will cause to be prepaid the amount that such Agreement requires to be prepaid, on the terms set out in such Agreement.

         (f) within five (5) days after either Borrower receives a payment or payments under a license (or similar technology transfer) of any part of the MasterLink(R) Protections (as defined in the Security Agreement referred to below) for its use in operating on-line lottery systems, granted after the date hereof, anywhere in the world, the Borrowers shall cause to be prepaid a principal amount equal to 25% of the portion of such payments, which when aggregated with all other prior payments under such license (or similar technology transfer), exceed $7,500,000 for a given country.

         (g)      upon the occurrence of an event requiring a prepayment under
Section 4.04 of the Mortgage, the Borrowers will cause to be prepaid the amount that such Mortgage requires to be prepaid, on the terms set out in such Mortgage.

                  For purposes of paragraphs (c) and (d) above, a "Change of Control" is either (i) the direct or indirect acquisition by any person (or group of persons acting in concert) of ownership or control of a majority of the voting securities of VLT or VLC, respectively, or (ii) a transaction or series of transactions through which the persons who collectively currently own or control a majority of the voting securities (or the powers to vote same) of VLT cease to own or control such a majority, or (iii) a transaction or series of transactions through which VLT ceases to own or control a majority of the voting stock or securities (or the powers to vote same) of VLC, or (iv) a sale of all or substantially all of the assets of VLT or VLC, as the case may be.

                  In the event that any collateral under any Security Document is sold or otherwise disposed of in compliance with the terms of that Security Document and the prepayment provisions of this Note, upon request by and at the expense of VLT or AWI, the Secured Party shall promptly release the lien of that Security Document with respect to such collateral.

                  "Net Proceeds" means all proceeds realized from the disposition of stock or assets of AWI after deducting: (i) any withholding taxes arising from the disposition of assets located outside of the United States; and
(ii) the ordinary, actual, reasonable and customary out-of-pocket costs of the disposition payable to non-affiliates of either of the Borrowers for legal, accounting, investment banking, securities filing fees and printing and mailing expenses for such transaction; and (iii) such duties, transfer taxes, ad valorem and similar taxes imposed on and paid by a Borrower as a consequence of such disposition, other than duties or taxes measured by the net income of either Borrower, provided that in no event shall the aggregate deductions attributable to (i), (ii) and (iii) exceed $2,000,000.

                  "Fair Market Value" of any non-cash consideration from the sale of stock or assets of AWI shall be determined as follows:

                  (1) any equity security for which there is an established public market shall be valued at the established trading price for such security on the date on which it is deliverable to (or upon the order of) AWI or VLT;

                  (2) any other non-cash consideration (excepting, where applicable, Deferred Payment Obligations, defined below) shall have the value established by an appraisal prepared by an appraiser selected jointly by VLT, AWI and EDS at least 30 days prior to the date on which such consideration is deliverable to VLT or AWI, or, if VLT, AWI and EDS do not agree on an appraiser, by a panel of three appraisers, one of which shall be selected by VLT and AWI, one of which shall be selected by EDS and the third of which (the "Third Appraiser") shall be selected by the two appraisers previously selected. Such appraisers must have experience in the appraisal of property of the same type as the subject consideration, and each appraiser shall submit a written estimate of value to VLT, AWI and EDS, no later than seven (7) days prior to the date on which a payment in respect of (or based on the amount of) the non-cash consideration is due to be paid to EDS. If there is more than one written estimate and such estimates differ, the Fair Market Value shall be the estimate submitted by the Third Appraiser. VLT and AWI shall use their best efforts to provide to all appraisers such access to records of, and access to the physical consideration, in order to permit the development of those estimates. The cost of such appraisals shall be borne equally by the Borrowers, on the one hand, and EDS, on the other hand.

                  A "Deferred Payment Obligation" is any consideration received from the sale of assets or stock of AWI or VLT that entails payments over time, whether represented by a promissory note, bond, open account or otherwise, including any interest accruing or to accrue thereon to the extent not in excess of applicable law.

                  All interest accrued but unpaid on any principal amount hereof prepaid shall be due and payable immediately upon the prepayment of such principal amount.

                  If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which Chase Manhattan Bank, N.A. is not open for business in New York, New York, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

                  In addition to all principal and accrued interest on this Note, the Borrowers agree to pay (a) all reasonable costs and expenses incurred by EDS and all owners and holders of this Note in collecting this Note through any probate, reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

                  All payments received hereunder shall be applied first to the payment of any expenses incurred by EDS in collecting or enforcing its rights under this Note or the Security Documents (referred to below), then to the payment of accrued unpaid interest, and then to principal.

                  All past due payments of principal and interest hereunder (including, without limitation, payments in respect of a Mandatory Prepayment Event shall bear interest at the lower of: (a) the greater of (i) the then-applicable rate for principal amounts outstanding under this Note, or (ii) the "prime rate" (as defined above) as then in effect, plus in either case 3% per annum for the first thirty (30) days during which such amount(s) remain(s) past due, such rate to increase by 1% per annum for each additional period of thirty (30) days during which such amount(s) remain(s) past due; or (b) the Highest Lawful Rate (as defined below) (the "Post-Default Rate"). The Post-Default Rate shall apply to all principal and interest hereunder in the event that Borrowers fail to replace, on or prior to July 31, 1997, the letter of credit, in the amount of $1,000,000, which EDS has caused PNC Bank, National Association to issue in favor of National Fire Insurance Company of Hartford and/or Continental Casualty Company and/or American Casualty Company of Reading, PA and/or Fireman's Insurance Company of Newark, NJ.

                  It is the intent of the Borrowers and EDS to comply with all applicable usury laws and to limit all interest contracted for, reserved, charged or received under this Note and the Security Documents to the maximum nonusurious rate of interest permitted by applicable law. All agreements between either or both of the Borrowers and EDS, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note or otherwise, shall the amount paid, or agreed to be paid, to EDS for the use, forbearance, or detention of the money to be loaned under and evidenced by this Note or otherwise or for the payment or performance of any covenant or obligation contained in this Note exceed the amount permissible at the highest rate permitted by applicable law (the "Highest Lawful Rate"). If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any Security Document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, EDS shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the amount permissible at the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note or the amounts owing on other obligations under the Security Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and the amounts owing on other obligations of the Borrowers to EDS under the Security Documents, as the case may be, such excess shall be refunded to either Borrower. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, the Borrowers and EDS shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Note.

                  This Note is the Note referred to in the Master Settlement Agreement dated as of January 30, 1997, between EDS, VLT, AWI, Video Lottery Consultants, Inc., United Wagering Systems, Inc. and EDS VLT Holdings, Inc. (the "Master Settlement Agreement") and is secured by the Security Agreement, Pledge and Assignment: Equipment, Inventory, Securities and Intellectual Property, of even date herewith, executed by the Borrowers in favor of EDS (the "Security Agreement") and by a Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, also dated as of the date hereof, executed by VLT in favor of American Land Title Company of Montana, Trustee for the benefit of EDS (the "Mortgage")(the Security Agreement and the Mortgage being hereinafter referred to collectively as the "Security Documents" and individually as a "Security Document").

                  In connection herewith and with the execution of the Security Documents, each Borrower represents and warrants to EDS as follows:

                  (1) Such Borrower is validly incorporated and is in good standing under the laws of the State of Delaware, and is duly authorized to transact business as a foreign corporation in each state in which such authorization is required by its business or the properties owned or leased by it.

                  (2) Such Borrower has the requisite power and authority to execute, deliver and carry out this Note and the Security Documents, and has taken all necessary action to authorize the execution, delivery and performance of this Note and the Security Documents and the transactions contemplated hereby.

                  (3) This Note and the Security Documents have been duly and validly authorized, executed and delivered by such Borrower and constitute valid and binding obligations of such Borrower enforceable in accordance with their terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws or equitable principles of general application relating to or limiting creditors' rights.

                  (4) Neither the execution and delivery of this Note and the Security Documents nor the consummation of the transactions contemplated hereby and thereby will conflict with or constitute a violation of or default under any law, rule, regulation, order, judgment, decree, contract, commitment, agreement, arrangement or restriction of any kind to which such Borrower is a party or by which such Borrower or its property is bound.

                  (5) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other third party is required for the execution and delivery of this Note and the Security Documents or the consummation of the transactions contemplated hereby or thereby.

                  For purposes hereof a "Subsidiary" is a corporation or other entity of which either Borrower directly or indirectly owns or controls a majority of the voting shares or voting interests, or otherwise has the ability to cause the election of a majority of the board of directors or managers.

                  So long as any obligation under this Note or any Security Document is outstanding, the Borrowers agree that, unless EDS otherwise consents in writing:

                  (1) Inspections, Etc. The Borrowers will permit any authorized representative of EDS, upon reasonable prior notice and at the expense of EDS, (i) to visit and discuss with either Borrower's officers and the officers of either Borrower's Subsidiaries, the financial condition of the Borrowers and their Subsidiaries and either Borrower's ability to comply with its obligations hereunder, all at such reasonable times and in such reasonable places and intervals as such holder may request and (ii) during normal business hours to visit and inspect the properties of either Borrower and either Borrower's Subsidiaries and to inspect and make extracts from the books and records of either Borrower and either Borrower's Subsidiaries. Until the occurrence of an Event of Default, EDS may exercise such visitation and inspection rights no more than four (4) times in any year. After the occurrence of an Event of Default, such limitation on visitation and inspection shall not apply.

                  (2) Notice of Default. The Borrowers will promptly, but in no event later than five business days after obtaining knowledge thereof, notify EDS of the occurrence of any default or event of default that would permit (immediately or with notice or the passage of time) the acceleration of any other indebtedness for borrowed money of the Borrowers or of any of their Subsidiaries.

                  (3) Financial Statements. VLT will deliver to EDS, within 45 days after the end of each fiscal quarter of VLT, an unaudited balance sheet, income statement, and statement of changes in cash flow of VLT and its consolidated Subsidiaries, and within 90 days after the end of each fiscal year of VLT, an audited balance sheet, income statement and statement of changes in cash flow of VLT and its consolidated Subsidiaries, together with the report of independent auditors, and the consolidating financial information related to AWI, used in preparing the foregoing consolidated financial information. Borrowers will promptly report to EDS any material adverse change in the business or financial affairs of either Borrower.

                  (4) Lender and Stockholder Information. Each Borrower will concurrently deliver to EDS copies of all reports and information furnished to any of its other lenders, in connection with any then existing borrowing, and its stockholders.

                  (5) Notification of Prepayment Events. The Borrowers will, as soon as practicable (but in any case at least five (5) business days before any such transaction or, if such transaction is proposed to involve the receipt of non-cash consideration other than Deferred Payment Obligations, at least thirty-five (35) days prior to the date scheduled for the consummation of that transaction), provide to EDS written notice of any proposed transaction that, if consummated, would require a partial prepayment hereon.

                  As used herein, "Event of Default" means the occurrence of any of the following:

         (a) any representation or warranty made by either Borrower in connection herewith or with any Security Document is materially inaccurate when made;

         (b) either Borrower fails to make any payment of principal or interest hereunder (including, without limitation, payments in respect of a Mandatory Prepayment Event) when due or breaches any of its obligations hereunder;

         (c) an Event of Default occurs under any Security Document or any party (other than EDS) defaults in any payment under, or breaches any of its other obligations (and such breach remains unremedied beyond the applicable cure period) under the Master Settlement Agreement or any agreement executed in connection therewith (including, without limitation, the Release, the Pledged Stock Agreement, the Transition Agreement and the Source Code Escrow Agreement referred to in the Master Settlement Agreement);

         (d) a judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against either Borrower and such judgment remains undischarged or unstayed for thirty (30) days from the date of entry thereof, or is executed upon; provided that within such thirty (30) day period or such longer period during which execution of such judgment is stayed, the judgment debtor maintains and is prosecuting in good faith an appeal therefrom and the execution thereof remains stayed during such appeal;

         (e) the maturity of any indebtedness for borrowed money of either Borrower (other than indebtedness under this Note or the Security Documents) in the aggregate amount of more than $1,000,000 for either Borrower shall be accelerated, or either Borrower shall fail to pay any such indebtedness when due, or in the case of such indebtedness payable on demand, when demanded, or any event shall occur or condition shall exist and shall have the effect of causing the holder of any such indebtedness or any trustee or other person acting on behalf of such holder to cause such indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor;

         (f) payment (by set-off or otherwise) by either Borrower of liquidated damages under any Material Contract in excess of $2,000,000 for any single occurrence, or $4,000,000 in the aggregate for all occurrences in any fiscal year, unless such liquidated damages are: (x) covered by insurance and the insurer has agreed that its insurance policy insures the payment of the relevant liquidated damages; or (y) being contested in good faith by appropriate proceedings (a "Material Contract" being any contract of a Borrower, breach under which or termination of which would have a material adverse effect on the business or financial condition of that Borrower, and in any event including all lottery management contracts with state governmental entities), and including any Event of Default that would arise under this subparagraph because of the imposition of liquidated damages under that certain Minnesota State Lottery Contract dated May 25, 1990, with the Minnesota State Lottery, as amended, in excess of $2,000,000.00 for any single occurrence or $4,000,000.00 in the aggregate for all occurrences in any fiscal year so long as the amount of liquidated damages, net of recovered insurance proceeds, does not exceed $3,400,000.00.;

         (g) a failure by Borrower to replace, on or prior to July 31, 1997, the letter of credit, in the amount of $1,000,000, which EDS has caused PNC Bank, National Association to issue in favor of National Fire Insurance Company of Hartford and/or Continental Casualty Company and/or American Casualty Company of Reading, PA and/or Fireman's Insurance Company of Newark, NJ;

         (h) a material adverse change occurs in the business or financial affairs of either Borrower; or

         (i) either Borrower generally fails to pay its debts as they become due, or becomes a debtor under any proceeding under any bankruptcy, insolvency or similar law, or a receiver is appointed for either Borrower or any of its Subsidiaries or any of their assets (and, in the case of such a proceeding commenced involuntarily against either Borrower or any Subsidiary, that such Borrower or such Subsidiary indicates its consent thereto, or such proceedings are not dismissed within 60 days of their having been filed).

                  Upon the occurrence of any Event of Default, EDS may declare all accrued and unpaid interest hereon and all other amounts payable under this Note to be forthwith due and payable, whereupon this Note, all such interest and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Borrowers, and EDS shall have such further rights as are provided at law and in the Security Documents; provided, however, that if an Event of Default described in paragraph (i) of the definition thereof occurs, the principal of and interest on this Note shall without further act immediately become due and payable.

                  No delay on the part of EDS in exercising any power or right under any Security Document or this Note or any other document or instrument executed in connection therewith, shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right under any Security Document or this Note or any other document or instrument executed in connection therewith, or the failure to exercise the same in any instance preclude any other or further exercise thereof, or the exercise of any other power or right; nor shall EDS be liable for exercising or failing to exercise any such power or right; the rights and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which EDS or anyone on whose behalf any of them has acted or shall act as herein provided, or their transferees, may or will otherwise have. In addition to all rights and remedies granted herein, EDS shall have all of the rights of a secured party under the Uniform Commercial Code as in effect in the State of Delaware.

                  All payments hereunder shall be made without set-off or counterclaim and shall be made free and clear of, and without deduction or withholding for or on account of any present or future taxes (including levies, imposts, duties or other similar charges or whatever nature imposed by any government or any political subdivision or taxing authority thereof) except as required by law. If the person making a payment hereunder shall be required by law to deduct or withhold any amount on account of any taxes from or in respect of any such payment, the amount of such payment shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings resulting from the additional sums payable by reason of this sentence) EDS receives an amount equal to the sum it would have received had no deduction or withholding been made.

                  All demands, communications and notices to be served hereunder by EDS shall be effective five (5) days after deposit with the U.S. Postal Service, postage prepaid, or, if delivered by courier or facsimile, when received and shall be addressed to either Borrower at its address set out in the Master Settlement Agreement or at such other address as shall be designated by either Borrower in a written notice to EDS at least 30 days prior to the effective date of such change of address.

                  This Note may be assigned (and participations may be sold herein) by EDS or its successors or assigns, without the requirement of consent of the Borrower, provided, however, that any such assignment prior to the earlier of (a) an Event of Default or (b) December 31, 1997, shall require the consent of VLT, which consent shall not be unreasonably withheld.

                  Except as otherwise specifically provided for herein, either Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

                  Each Borrower waives the right to interpose counterclaims or set-offs of any kind and description in any litigation arising hereunder, and waives the right in any litigation with EDS in connection with this Note or any Security Document to trial by jury. Each Borrower and EDS confirm the foregoing waiver is informed and voluntary. To the extent that either Borrower or any of its property has or acquires immunity from the jurisdiction of any court or from any suit pre- or post-judgment, attachment, execution or any legal process, either Borrower hereby waives such immunity in respect to its obligations under this Note and all of the Security Documents.

                  THE BORROWERS SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNIFY, DEFEND, PAY AND HOLD EDS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH EDS MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR INDIRECT, OF ANY BREACH BY EITHER BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, TERM OR CONDITION UNDER THIS NOTE OR ANY SECURITY DOCUMENT.

                  This Note shall be governed by and construed in accordance with the laws of the State of Delaware, and the Borrowers irrevocably submit to the non-exclusive jurisdiction of any Texas state court located in Collin County, Texas or any federal court sitting in Collin County, Texas for the adjudication of any matter arising out of or relating to this Note or any of the Security Documents, and consents to the Service of process by registered or certified mail (sent to its address set forth below its signature below) out of any such court.

         THIS NOTE, TOGETHER WITH THE SECURITY DOCUMENTS AND THE MASTER SETTLEMENT AGREEMENT (AND THE EXHIBITS THERETO) REFERRED TO ABOVE, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        VIDEO LOTTERY TECHNOLOGIES, INC.



                                        By:
                                        Name:
                                        Title:

                                        Address:   2311 South 7th Avenue
                                                   Bozeman, Montana 59715


                                        AUTOMATED WAGERING
                                        INTERNATIONAL, INC
 .


                                        By:
                                        Name:
                                        Title:

                                        Address:   2311 South 7th Avenue
                                                   Bozeman, Montana 59715

                                                                         ANNEX 1


                           WIRE TRANSFER INSTRUCTIONS


Bank Name:        Chase Manhattan Bank
                  New York, NY

Account Name:     Electronic Data Systems Corporation

Account:          321-029461

ABA Routing No.:  0210-0002-1

                                    EXHIBIT B

              SECURITY AGREEMENT, PLEDGE AND ASSIGNMENT: EQUIPMENT,
                 INVENTORY, SECURITIES AND INTELLECTUAL PROPERTY

                  THIS SECURITY AGREEMENT, PLEDGE AND ASSIGNMENT:
EQUIPMENT, INVENTORY , SECURITIES AND INTELLECTUAL PROPERTY (this "Agreement"), dated as of January 30, 1997, is made by Video Lottery Technologies, Inc., a Delaware corporation ("VLT"), and Automated Wagering International, Inc., a Delaware corporation ("AWI") (VLT and AWI are collectively referred to as the "Grantor") to Electronic Data Systems Corporation, a Delaware corporation (the "Secured Party").

                  PRELIMINARY STATEMENT. The Grantor has issued to the Secured Party a promissory note, of even date herewith, in the original principal amount of US$27,000,000.00. (the "Note").

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to accept the Note, to enter into a Master Settlement Agreement (of even date herewith) with the Grantor (the "Master Settlement Agreement"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

                  SECTION 1.        Defined Terms and Related Matters.

                  (a) "Collateral" means all Grantor's rights, title and interests in and to each of the following, in each case whether now or hereafter existing or now owned or hereafter acquired by Grantor and whether or not the same is subject to the Uniform Commercial Code, and wherever the same may be located:

                  (i)      the Scheduled Equipment and Inventory;

                  (ii) all Trademarks, Goodwill, Copyrights and proprietary rights, trade secrets, contract rights (other than payments under Contracts or Covered Licenses, as defined in that certain Intercreditor Agreement (the "Intercreditor Agreement") of even date herewith, between Secured Party and First Bank National Association ("First Bank") and that are pledged to First Bank pursuant to a Security Agreement (AWI) dated as of August 19, 1996, executed by AWI, as such Security Agreement is in effect on the date hereof (the "AWI Security Agreement"), general intangibles (including intellectual property), licenses (whether as licensee or licensor) and other rights related to and all rights to use, exclude and license the mark or software known as "MasterLink(R)," or used in connection with the full network operation and use of that software or mark, however styled, and however used or identified (including without limitation any and all enhancements, modifications, improvements or derivative works thereof, regardless of the developing party), and any renewal, extension or the like with respect thereto (the "MasterLink Protections") provided, that the MasterLink Protections do not include the Copyright "MasterLink Video Gaming Module" or any proprietary rights, trade secrets, contract rights, general intangibles (including intellectual property), licenses (whether as licensee or licensor) or other rights related to the "Master Video Gaming Module" or used in connection with the full network operation and use of that software, however styled, and however used and identified (including without limitation any or all enhancements, modifications, improvements, or derivative works thereof, regardless of the developing party), and any renewal, extension or the like with respect thereto;

                  (iii) those 545,454 shares of common stock, par value $0.01 per share, evidenced by certificate number 00002697 and those 1,912,728 shares of Series A Junior Preferred Stock of VLT, par value $0.01 per share, evidenced by certificate number 1, which are the subject of stock powers transferring the ownership of same to VLT as treasury stock and which are the subject of additional stock powers in favor of EDS issued pursuant to this Agreement (the "Pledged Shares"), together with all dividends and distributions, whether in cash, stock or other property, or which would be applicable to such shares if the Pledged Shares were outstanding;

                  (iv) all proceeds and products of the foregoing (other than such proceeds thereof that constitute payments under Contracts and Covered Licenses, each as defined in the Intercreditor Agreement and that are pledged to First Bank pursuant to the AWI Security Agreement together with all proceeds of any insurance covering any portion of the Collateral.

         The inclusion of "proceeds" of Collateral in the definition of "Collateral" shall not be deemed a consent by the Secured Party to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms hereof.

                  (b) "Copyright" means any copyright, copyright registration and applications for such registration covering the names and information specified on Schedule 5(c)-2, all subject matter related to such copyrights, in any and all forms, and all copyrights and applications for copyrights related to such copyrights.

                  (c) "Credit Documents" means the Note, this Agreement and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, of even date herewith, executed by VLT in favor of American Land Title Company of Montana, Trustee, for the benefit of the Secured Party, and any amendments, replacements, substitutions, extensions or renewals thereof or thereto.

                  (d) "Event of Default" means the occurrence of any of the following:

                           (i) any representation or warranty by the Grantor herein or in connection herewith proves to have been materially incorrect when made;

                           (ii)     Grantor fails to perform any of its
                  covenants or undertakings in or in connection with this Agreement;

                           (iii) any Credit Document is held to be, or is claimed by Grantor to be, unenforceable or void; or

                           (iv)     any Event of Default as defined in the Note.

                  (e) "Goodwill" means the goodwill of the businesses connected with the use of(or associated with) and symbolized by the Trademarks.

                  (f) "Information" means data, certificates, reports, statements (including financial statements), documents and other information in form (including electronic media) acceptable to the Secured Party.

                  (g) "Obligations" means the Grantor's obligations and undertakings to pay and repay principal and interest and other charges under the Note, and its undertakings and covenants hereunder and the other Credit Documents.

                  (i) "Permitted Liens" means: (i) ad valorem taxes of VLT or AWI for the current year, not past-due; (ii) liens of workers and mechanics securing obligations that are not past due in payment or performance, provided, in each case, VLT or AWI as the case may be, has fully reserved for the payment of such taxes and obligations to workers and mechanics, all in accordance with U.S. generally accepted accounting principles consistently applied; (iii) liens in favor of First Bank under the Credit Agreement among VLT, First Bank and the bank parties thereto and related "Loan Documents" in accordance with the terms in effect on the date hereof (the "First Bank Credit Agreement"); (iv) other permitted liens under the First Bank Credit Agreement; and (v) the licenses set forth on Annex B hereto.

                  (j) "Pledged Shares" means the shares of stock referred to in clause (iii) of the definition of Collateral in this Agreement.

                  (k) "Scheduled Equipment and Inventory" means the equipment, inventory (including parts and supplies and raw materials and work in progress) and tangible personal property described on Annex A hereto, and any insurance proceeds covering the same and any accessions thereto.

                  (l) "Trademarks" means all trademarks, all designs and logotypes related to such trademarks, in any and all forms, and all trademark registrations and applications for registration related to such trademarks, covering the marks and information specified in
         Schedule 5(c)-3, all designs and logotypes related to such trademarks, in any and all forms, and all trademark registrations and applications for registration related to such trademarks.

                  (m) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (n) Unless otherwise defined herein, the terms defined in
         Article 9 of the Uniform Commercial Code as enacted in the State of Delaware (the "Code") are used herein as therein defined.

                  SECTION 2. Grant of Security Interest. Grantor hereby assigns and pledges to Secured Party, and grants to the Secured Party a security interest in, all of Grantor's right, title and interest in and to the Collateral.

                  SECTION 3. Security for Obligations. This Agreement secures the prompt and complete (a) payment of all Obligations, howsoever and whensoever created, arising, evidenced or acquired, and (b) performance and observance of all covenants, agreements and conditions of VLT or AWI contained in the Credit Documents (including, without limitation, the covenants, agreements and conditions contained herein) (all such Obligations, covenants, agreements and conditions described in the foregoing clauses (a) and (b), whether for principal, interest, fees, expenses or otherwise, being hereinafter collectively referred to as the "Secured Obligations").

                  SECTION 4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, neither the grant by Grantor to the Secured Party of the security interest granted herein nor the exercise by the Secured Party of any of its rights shall relieve Grantor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any person or entity, under or in respect of any of the Collateral or impose any obligation on the Secured Party for any act or omission on the part of Grantor relative thereto.

                  SECTION 5. Representations and Warranties. Grantor hereby represents and warrants as follows:

                  (a) Except with respect to Permitted Liens, no effective financing statement, notice or other instrument similar in effect covering all or any part of the Collateral is or will be on file in any recording office or other governmental office, except as may be filed in favor of the Secured Party.

                  (b) Other than the filings and other actions described in
         Section 5(c) herein to perfect the liens created by this Agreement, no authorization, approval or other action by and no notice to or filing with, any governmental entity is required (i) for the due execution, delivery and performance of this Agreement by Grantor, (ii) for the creation of the security interest hereunder by Grantor pursuant to this Agreement or for the perfection of any thereof, or (iii) for the exercise by the Secured Party of its rights hereunder.

                  (c) Upon the filing of the financing statements in the respective offices or jurisdictions set forth on Schedule 5(c)-1, executing and delivering the notice in the form of Schedule 5(c)-2, and executing and delivering the notice in the form of Schedule 5(c)-3, and delivering to EDS the certificate(s) evidencing the Pledged Shares, the Secured Party will have a perfected lien in and to the Collateral and this Agreement will create a valid first priority lien in and to the Collateral (subject only to Permitted Liens), securing the payment of the Secured Obligations.

                  (d) Grantor is the legal and beneficial owner of the Collateral free and clear of any lien or other charge or encumbrance, including, without limitation, pledges, assignments, licenses, shop rights and covenants by Grantor not to sue any person or entity, except for the security interests and assignment created by this Agreement and Permitted Liens.

                  (e) The Pledged Shares, upon any foreclosure by the Secured Party of its security interest hereunder will be duly authorized, validly issued and outstanding and fully paid and non-assessable.

                  (f) VLT's principal place of business and its chief executive office is located at 2311 South 7th Avenue, Bozeman, Montana 59715 and AWI's principal place of business and its chief executive office is located at 401 Hackensack Avenue, Hackensack, New Jersey 07801; and the Scheduled Equipment and Inventory is located at 2311 South 7th Avenue, Bozeman, Montana 59715, 20900 Frontage Road, Buildings B and C, Belgrade, Montana 59714, and in the jurisdictions shown on Schedule 5(c)-1 hereto.

                  (g) The Trademarks and Copyrights include all trademarks and copyrights that are includable within the MasterLink Protections. The MasterLink Protections do not include any patent under state, federal or foreign law and do not violate or infringe upon any trademark, patent or copyright registered in the name of any other persons.

                  SECTION 6. Covenants: Grantor hereby covenants as follows:

                  (a) Grantor shall take all action that may be necessary or that the Secured Party may reasonably request, so as at all times (i) to maintain the validity, perfection, enforceability and first priority of the Secured Party's security interest in the Collateral granted hereunder subject to Permitted Liens, and (ii) to protect and preserve, and to enable the exercise or enforcement of, the rights of the Secured Party hereunder.

                  (b) Grantor shall protect, preserve, renew and maintain, in each case in a manner consistent with reasonably responsible business and legal practices, all rights of Grantor in the Collateral, including the duty to prosecute and/or defend against any and all suits concerning infringement or dilution of the Collateral where the failure to so defend would have a material adverse effect on the Collateral or on the Grantor or the Secured Party, any suits against Grantor asserting the invalidity of the Collateral and any suits claiming injury to the Goodwill associated with any of the Collateral. As to any Collateral consisting of equipment or inventory, the Grantor will maintain, protect and preserve such equipment and inventory in the working order in which it was at the time that Grantor acquired the same, and the Grantor shall promptly repair any malfunction of or damage to any such equipment or inventory, so as to maintain its working order and value. The Grantor shall cause the Collateral that consists of equipment or inventory to be insured against loss or damage under policies of insurance, covering such risks and issued by such companies as are reasonably satisfactory to Secured Party, and the operation of such equipment and inventory shall be covered by policies of liability insurance covering such risks and issued by such companies as are reasonably satisfactory to Secured Party; all policies of liability insurance shall name the Secured Party as an additional assured, and all policies of hazard insurance shall name the Secured Party as loss payee as to proceeds payable with respect to such equipment or inventory. As to Pledged Shares, the Grantor shall take such action as is necessary or required under the Pledged Stock Agreement of even date herewith between Grantor and Secured Party. Any expenses incurred in protecting, preserving, renewing and maintaining the Collateral shall be borne by Grantor. To the maximum extent permitted by law, after an Event of Default shall have occurred and be continuing, the Secured Party shall have the right, without taking title to any Collateral, to bring suit to enforce any or all Collateral or its security interest in any or all of the Collateral, in which event Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of such enforcement. All costs, expenses and other moneys advanced by the Secured Party in connection with the foregoing shall, whether or not there are then outstanding any amounts under any Credit Document, be treated as Obligations.

                  (c) VLT and AWI shall take all action (including, without limitation, making any filings and prosecution thereof necessary to renew, obtain or maintain each business authorization, approval or registration) helpful or necessary for its business use of the MasterLink Protections. As soon as reasonably practicable, but no later than forty-five (45) days following the date of this Agreement, Grantor shall file, if necessary to obtain copyright protections for software that can be, but is not presently, the subject of a valid copyright held by VLT, with the Register of Copyrights applications for registration of copyrights to software that are not registered as of the date hereof, and use its best efforts thereafter to obtain registration of such copyrights from the Register of Copyrights. If at any time the MasterLink Protections are expanded to include trademarks or patents, or other forms of protection in which a security interest can be perfected, or assignment can be effected, through record assignment (including without limitation intellectual property protections in any jurisdiction outside the United States), Grantor shall cause the lien of the Secured Party hereunder to be extended to such trademark, patent or other form of protection.

                  (d) Grantor will not change its name, identity or corporate structure or location of its principal place of business or chief executive office in any manner which might make any financing statement or continuation statement filed hereunder seriously misleading within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction or other provision of law in effect in any applicable jurisdiction, or which may result in the lapse of perfection of the Secured Party's lien on any Collateral, unless Grantor shall have given the Secured Party at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading and so that the lien of the Secured Party in all Collateral remains fully perfected as a first lien thereon, subject only to Permitted Liens.

                  (e) Except for Permitted Liens, neither VLT nor AWI shall sell, assign or otherwise dispose of any of the Collateral or any interest therein (other than the sale of inventory in the ordinary course of business), or grant any license thereunder, or create or suffer to exist any lien or other charge or encumbrance upon or with respect to any of the Collateral, other than as permitted by the Credit Documents (which permission includes sale or disposition of Collateral in connection with prepayments as provided in the Note). Grantor shall deliver to the Secured Party written notice every three (3) months informing Secured Party of any change in the location of any equipment or other personal property included within the Collateral. Notwithstanding the foregoing, Grantor may grant licenses for the MasterLink Protections for use anywhere in the world, provided that (i) such licenses are limited to use of the MasterLink Protections in the operation of on-line lottery systems, (ii) such licenses for use in the United States must neither permit nor provide for sublicensing and
         (iii) such licenses and the proceeds thereof and income therefrom are subject to a lien in favor of the Secured Party hereunder. VLT and AWI covenant that in transactions which involve both the licensing of the MasterLink Protections (as permitted under this Section) and the provision of other goods and services, the payments to be received by VLT, AWI, and any of their affiliates will be allocated among the components of such transaction in good faith and in relation to the relative value of such components in the overall transaction and not with a view to avoiding or reducing prepayments under prepayment subparagraph (f) of the Note or reducing the value of EDS' collateral under any Credit Document. In the event that any Collateral is sold or otherwise disposed of in compliance with the terms of this Agreement and the prepayment provisions of the Note, upon request by and at the expense of Grantor the

         Secured Party shall promptly release the lien of this Agreement with respect to such Collateral.

                  (f) Prior to the application for, use or acquisition of any interest in any property which is within the definition of "Collateral" or modification, reformulation or other alteration to any such interest, Grantor shall execute and deliver to the Secured Party all documents and instruments the Secured Party may require to grant to the Secured Party a perfected first priority lien thereon and security interest therein (subject to Permitted Liens) and to subject all of such interest to this Agreement, including but not limited to any new, supplementary or additional filings in the form of Schedules 5(c)-2 or 5(c)-3.

                  (g) VLT and AWI will permit Secured Party access to (and permit copying of) its properties, books, records and personnel to determine information regarding the Note and the Collateral, subject to such limitations as are provided in the Note.

                  (h) VLT and AWI will cause to be deposited, from time to time, such materials and information, at the times and in the manner set out in, and as more particularly provided in that certain Source Code Escrow Agreement of even date herewith, executed in connection with the Master Settlement Agreement, and will comply with their obligations under that Source Code Escrow Agreement.

                  SECTION 7.        Further Assurances.

                  (a) Grantor authorizes the Secured Party to file notices in the forms of Schedules 5(c)-2 and 5(c)-3 with the appropriate governmental offices shown therein.

                  (b) Grantor authorizes the Secured Party to file financing statements (including, without limitation, Form UCC-1 and Form UCC-3, as applicable) and such other security documents to be executed by Grantor in such offices and locations as are necessary in the reasonable opinion of the Secured Party to perfect the liens granted herein. Grantor further agrees that, from time to time and at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interests renewed and extended or granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, Grantor will, at the request of the Secured Party, execute and file such financing statements and continuation statements, and amendments thereto, and such other instruments and notices, as may be reasonably necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the liens and security interests granted or purported to be granted hereby.

                  (c) In addition to such other Information as shall be specifically provided for herein, Grantor shall furnish to the Secured Party such other Information with respect to the Collateral as the Secured Party may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the security interest granted herein or the Collateral including, without limitation, all documents and things in Grantor's possession, or subject to its demand for possession, related to the production and sale by Grantor, or any Subsidiary, licensee or subcontractor thereof, of products or services sold by or under the authority of Grantor in connection with the Collateral, including by way of example, without limiting the interest granted by this Agreement: (i) all lists and ancillary documents which identify and describe any of Grantor's customers or licensees for products sold or services rendered under or in connection with the Collateral, including without limitation, such existing lists and ancillary documents which contain each customer's full name and address, the full name and address of all of its warehouses and branches, the identity of the person or persons having the principal responsibility on each customer's behalf for ordering products or services of the kind supplied by Grantor, the credit, payment, discount, delivery and other sale terms applicable to such customer, together with detailed information setting forth the total purchases, by brand, product, style and size, and the patterns of such purchases;
         (ii) all product and service specification documents and production and quality of services sold under or in connection with the Collateral;
         (iii) all documents which reveal the names and addresses of all sources of supply, and all terms of purchase and delivery, for all materials and components used in the production of products or provision of services, sold under or in connection with the Collateral; and (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Grantor, licensees or subcontractors of products or services sold under or in connection with the Collateral, including, by way of example and not in limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products or services. In connection with its enforcement of its security interest, the Secured Party may use such Information or transfer it to any assignee or sublicensee permitted hereunder for such assignee's or sublicensee's use.

                  SECTION 8. Secured Party Appointed Attorney-in-Fact. Grantor hereby appoints the Secured Party and any officer or agent thereof Grantor's true and lawful agent and attorney-in-fact, with full power of substitution and with, after the occurrence and during the continuance of an Event of Default, full authority in the place and stead of Grantor and in the name of Grantor, the Secured Party, or otherwise, from time to time in the Secured Party's discretion, to carry out the provisions of this Agreement and to take any action and to execute any instrument or document which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment is irrevocable and coupled with an interest and any proxy or proxies heretofore given by Grantor to any other person or entity (other than the appointment of First Bank as Grantor's attorney-in-fact in Section 8 of the Security Agreement, Pledge and Assignment: Equipment, Inventory, Securities and Intellectual Property dated as of January 30, 1997 by VLT and AWI for the benefit of First Bank so long as such powers and grants are subject to the Intercreditor Agreement and Section 3.15 of the AWI Security Agreement) are hereby revoked. Without limiting the generality of the foregoing, the Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default:

                  (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for amounts due and to become due under or in respect of any of the Collateral, including without limitation amounts payable under policies of insurance that cover Collateral (whether or not such policies of insurance also cover other property that is not Collateral),

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party, including, without limitation, the collection of royalties or other compensation due under any license or agreement, with respect to any of the Collateral.

                  SECTION 9. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the reasonable care in the custody and preservation of any Collateral in its possession and the accounting for amounts actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any person or entity or any other rights pertaining to any Collateral.

                  SECTION 10. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights provided for herein or otherwise available to it, all the rights of a secured party after default provided for under the Code (whether or not the Code applies to the affected Collateral) and in addition thereto and cumulative thereof, the following rights: the right to sell, lease or otherwise dispose of the Collateral; the right to enter onto any premises where any of the Collateral is or may be located, and take possession thereof or render the same inoperable; the Secured Party may require Grantor to, and Grantor hereby agrees that it will, at its expense and upon the request of the Secured Party, forthwith assemble all Collateral and all documents relating to the Collateral as directed by the Secured Party and make such documents available to the Secured Party at a place to be designated by the Secured Party; without notice except as specified below, sell the Collateral in one or more parcels at public or private sale or at a broker's board, at any of the Secured Party's offices or elsewhere as directed by Secured Party, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable; buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and

         Grantor hereby consents to any such appointment; and, at its discretion, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, provided that Secured Party shall in no circumstances be deemed to have retained the Collateral in satisfaction of the Secured Obligations in the absence of an express notice by Secured Party to Grantor that Secured Party has either done so or intends to do so. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Secured Obligations in such order and manner as Secured Party may determine in accordance with the provisions of the Note. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of the Secured Obligations shall be promptly and completely paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (c) All rights of the Secured Party expressed herein are in addition to all other rights possessed by the Secured Party in the Credit Documents or otherwise available at law or in equity.

                  SECTION 11. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom, shall be effective unless the same is in writing and signed by the Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 12. Addresses for Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and delivered to the parties entitled thereto in the manner and at the address and with the effect provided in the Master Settlement Agreement.

                  SECTION 13. Security Interest Absolute. All rights of the Secured Party hereunder, all obligations of Grantor hereunder and the liens and security interests granted hereunder shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of this Agreement, the Note, the Master Settlement Agreement, or the Reimbursement Agreement, the Pledged Stock Agreement, or the Source Code Escrow Agreement referred to in the Master Settlement Agreement;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or the Note;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor, or any other person or entity that is a party to any Credit Document in respect of the Secured Obligations.

                  SECTION 14. Continuing Security Interest. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, (b) be binding upon Grantor, its successors and assigns, and inure to the benefit of and be enforceable by the Secured Party, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer any of its rights under this Agreement to any assignee of the Note and, to the extent of such assignment or transfer, such person or entity shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Secured Party. Upon payment in full of the Secured Obligations, Grantor shall be entitled to the prompt and complete return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 15. Waiver of Marshaling. All rights of marshaling of assets of Grantor, including any such right with respect to the Collateral, are hereby waived by Grantor.

                  SECTION 16. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  SECTION 17. Severability. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

                  SECTION 18. Captions. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

                  SECTION 19. No Waiver. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  SECTION 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws, except to the extent that the validity or perfection of the assignment and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Delaware.

                  SECTION 22. Entirety. THIS AGREEMENT, TOGETHER WITH THE OTHER CREDIT DOCUMENTS, AND THE MASTER SETTLEMENT AGREEMENT (AND ALL EXHIBITS THERETO), REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  SECTION 23. Assignability. The Secured Party may assign its rights hereunder, without the requirement of additional consent from any person, to any assignee of the Note or other Obligations.

                  IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed as of the date first above written.

                                        VIDEO LOTTERY TECHNOLOGIES,
                                        INC.

                                        By:
                                        Name:
                                        Title:

                                        AUTOMATED WAGERING
                                        INTERNATIONAL, INC.

                                        By:
                                        Name:
                                        Title:

Each of the undersigned, VIDEO LOTTERY
CONSULTANTS, INC. and UNITED WAGERING
SYSTEMS, INC. consents to the foregoing
and joins in the foregoing documents for purposes of subjecting any interest it may have in the Collateral to the provisions thereof, and also grants to EDS a security interest in the Collateral to secure the Obligations.


VIDEO LOTTERY CONSULTANTS, INC.

By:
Name:
Title:

UNITED WAGERING SYSTEMS, INC.

By:
Name:
Title:

ADDRESS:

2311 South 7th Avenue
Bozeman, Montana 59715
Attention: Janet Bjork

                                 Schedule 5(c)-1

                      Financing Statement Filing Locations


Delaware Secretary of State

Superior Court Clerk for DeKalb County, Georgia

Florida Department of State

Maryland State Department of Assessments and Taxation

Minnesota Secretary of State

Montana Secretary of State

County Clerk of Gallatin County, Montana

New Jersey Secretary of State

Pennsylvania Secretary of State

South Dakota Secretary of State

California Secretary of State

                                 Schedule 5(c)-2

                 NOTICE OF SECURITY INTEREST IN U.S. COPYRIGHTS

United States Copyright Office:


         Please be advised that pursuant to a Security Agreement, Pledge and
Assignment: Equipment, Inventory, Securities and Intellectual Property (the "Security Agreement") dated as of January 30, 1997, by Video Lottery Technologies, Inc. ("Grantor") for the benefit of Electronic Data Systems Corporation ("Secured Party"), Grantor has granted to Secured Party a continuing security interest in, and a continuing lien upon, all of the copyrights and copyright applications described below:


                                   COPYRIGHTS

         Registration Number     Title of Copyrighted Item     Date of Registration
         -------------------     -------------------------     --------------------

            TX4-332-718             MASTERLINK On-Line              July 5, 1996
                                    Gaming Module





                             COPYRIGHT APPLICATIONS


         Copyright Application    Copyright Application
                  Number                  Title                    Date of Filing
         ---------------------    ---------------------            --------------

            Not Available           MASTERLINK Instant              July 24, 1996
                                    Gaming Module



         Secured Party's security interest in the described copyright and copyright applications can be terminated only in accordance with the terms of the Security Agreement.

                                        Very truly yours,

                                        VIDEO LOTTERY TECHNOLOGIES, INC.

                                        By:
Acknowledged by:

                                 Schedule 5(c)-3

                 NOTICE OF SECURITY INTEREST IN U.S. TRADEMARKS

United States Trademark Office:

         Please be advised that pursuant to a Security Agreement, Pledge and
Assignment: Equipment, Inventory, Securities and Intellectual Property (the "Security Agreement") dated as of January 30, 1997, by Video Lottery Technologies, Inc.("Grantor") for the benefit of Electronic Data Systems Corporation ("Secured Party"), Grantor has granted to has granted to Secured Party a continuing security interest in, and a continuing lien upon, all of the trademarks and trademark applications described below:


                                   TRADEMARKS

             Trademark            Description of                 Date of
        Registration Number         Trademark                  Registration
       -------------------         ---------                  ------------

            74/437,318              MASTERLINK               September 5, 1995



                             TRADEMARK APPLICATIONS

        Trademark Application     Description of
            Serial Number           Trademark                Date of Filing
        ---------------------     --------------             --------------

            74/547,506              MASTERLINK               July 11, 1994



         Secured Party's security interest in the described trademark and trademark applications can be terminated only in accordance with the terms of the Security Agreement.

                                        Very truly yours,

                                        VIDEO LOTTERY TECHNOLOGIES, INC.


                                        By:
Acknowledged by:

                                     Annex A

                        Scheduled Equipment and Inventory

                                     Annex B

                                    Licenses

         Licenses:

         Korea:
         Korea Lottery Services Co.
         Korea Electronics Technology Institute

         Taiwan:
         ACME Technology International Corp.
         (Pacific Development Services)

         Atlantic Lottery Corp.

         Norway:
         Norsk Tipping

         Maryland:

                                    EXHIBIT C

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
           SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING


DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING, dated as of January 30, 1997 (as amended and supplemented and in effect from time to time, this "Deed of Trust"), made by VIDEO LOTTERY TECHNOLOGIES, INC., a Delaware corporation having its principal office at 2311 South 7th Avenue, Bozeman, Montana 59715 ("Grantor"), to American Land Title Company of Montana, having an address of West Brook Center, 1800 W. Koch, Bozeman, Montana 59771- 0396 ("Trustee"), for the benefit of Electronic Data Systems Corporation, a Delaware corporation, having its principal office at 5400 Legacy Drive, Plano, Texas 75024 ("Beneficiary"). All capitalized terms used herein and not separately defined in the body of this Deed of Trust shall have the meanings provided in Appendix A attached to this Deed of Trust.

                  TO SECURE THE PAYMENT of the Obligations in accordance with the terms thereof and to secure the due performance of and compliance with all of the Obligations, GRANTOR HEREBY GRANTS, TRANSFERS AND CONVEYS TO TRUSTEE, IN TRUST WITH POWER OF SALE, for the benefit of Beneficiary, all of its estate, right, title and interest, whether now owned or hereafter acquired:

                  In and to that property, not in excess of 30 acres, described on Annex 1 including all tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating to or pertaining thereto (collectively, the "Land") and in the buildings and improvements now or hereafter on the Land (collectively, the "Improvements") and all personal property, including, without limitation, fixtures now or hereafter attached to or located on the Improvements or the Land (hereinafter collectively referred to as the "Equipment");

                  TOGETHER with all agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into (the "Leases") and all income, rents, issues, profits and revenues from the Land and the Improvements (the "Rents");

                  TOGETHER with all proceeds from any of the foregoing (the "Proceeds") (the Land, the Improvements, the Equipment, the Leases, the Rents and the Proceeds, being referred to collectively as "this Property" as well as the "Mortgaged Property").

                  TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto Beneficiary and Trustee and to their respective successors and assigns forever, and Grantor hereby binds itself and its successors and assigns to warrant and forever defend the Mortgaged Property unto Beneficiary and Trustee and their respective successors and assigns against the claim or claims of all persons claiming or to claim the same, or any part thereof (subject to the Permitted Encumbrances).

                  This Deed of Trust constitutes a Fixture Filing and Financing Statement as those terms are used in the Montana Uniform Commercial Code.

                  Grantor covenants and agrees as follows:

                                    ARTICLE I

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                            AND AGREEMENTS OF GRANTOR

                  1.01 Title to this Property. Grantor represents and warrants
(a) that it has fee simple title to this Property, free and clear of any liens and encumbrances other than Permitted Encumbrances; (b) that this Deed of Trust is a valid first lien upon this Property subject only to the Permitted Encumbrances; and (c) that Grantor has full power and lawful authority to encumber this Property in the manner set forth herein.

                  1.02 Required Insurance. Grantor will, at its expense, maintain a standard policy of property insurance, insuring the Property against loss due to fire or other similar occurrence, having such terms, coverages, deductibles and issuer as are identical to that currently covering the Property, with the Beneficiary named as loss payee and additional assured.

                  1.03 Impositions. Grantor will pay or cause to be paid when due all Impositions.

                  1.04 Inspections. Grantor hereby authorizes Beneficiary, its agents, representatives or workmen, to enter upon or in any part of this Property for the purpose of inspecting the same, and for the purpose of performing any of the acts which Beneficiary is authorized to perform under the terms of this Deed of Trust.

                  1.05 Certain Environmental Matters. Grantor will not cause, commit, permit or allow to continue any violation of any Environmental Requirement by Grantor or by or with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, or the attachment or existence of any environmental lien to the Mortgaged Property. (1) "Environmental Requirement" means any legal requirement which pertains to pollution or contamination, storage tanks, health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), and any Montana law regulating pollution or contamination of or by water, air, noise, or Hazardous Substances; (2) "Hazardous Substance" means any substance, which is listed, defined or regulated as a "hazardous substance", "hazardous waste" or "solid waste", or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; and (3) "release" means release as defined in CERCLA.

                  1.06 Fixture Filing and Financing Statement. This Deed of Trust, to the extent that it relates to items of personal property which may become fixtures, shall be a security agreement and shall constitute a financing statement filed as a fixture filing as those terms are used in the Code and, accordingly: (i) the address of Beneficiary as "secured party" is: Electronic Data Systems Corporation, 5400 Legacy Drive, Plano Texas 75204-3105; (ii) the mailing address of Grantor, as "debtor" is 2311 South 7th Avenue, Bozeman, Montana 59715; (iii) the types of collateral that now or hereafter may become fixtures are described in the recitals of the preamble hereof; and (iv) the Tax I.D. number of Grantor is 81-0470853.

                                   ARTICLE II

                     ASSIGNMENT OF LEASES, RENTS AND PROFITS

                  2.01 Assignment. Grantor hereby sells, assigns and transfers unto Beneficiary all the Rents, it being the intention hereby to establish an absolute, unconditional and present transfer and assignment of all such Leases, Rents and agreements, to Beneficiary, and Beneficiary shall be entitled upon the occurrence of an Event of Default to all Rents, whether or not Beneficiary takes possession of the Mortgaged Property or any part thereof. So long as there shall exist no Event of Default, Grantor shall have a revocable exclusive license to collect the Rents and to deal with the Leases to the extent permitted by this Deed of Trust. Upon the occurrence of an Event of Default, the license hereinabove granted shall automatically terminate without notice to Grantor. Nothing herein contained shall be construed as constituting Beneficiary a mortgagee-in-possession in the absence of the taking of actual possession of this Property by Beneficiary pursuant to Section 3.01(a) hereof.

                                   ARTICLE III

                         REMEDIES UPON EVENTS OF DEFAULT

                  3.01 Remedies Upon Default. If an Event of Default shall occur and be continuing, Beneficiary or Trustee may:

                  (a) either in person or by agent with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of this Property or any part thereof, in its own name or in the name of Grantor, and do or cause to be done any acts which it deems necessary or desirable to preserve the value of this Property;

                  (b) sue to (i) protect and enforce Beneficiary's or Trustee's rights, (ii) collect any sum then due hereunder, (iii) aid the execution of any power herein granted, or (iv) fore close this Deed of Trust, judicially or nonjudicially, without prejudice to the right of Beneficiary or Trustee thereafter to pursue and enforce any other appropriate remedy against Grantor;

                  (c) exercise any or all of the remedies available to a secured party under the Montana Uniform Commercial Code;

                  3.02 Right of Foreclosure. If an Event of Default shall occur and be continuing, Beneficiary or Trustee shall have the right, at its option, to proceed at law or in equity to foreclose fully or partially this Deed of Trust. Beneficiary or Trustee may, to the extent permitted by law, adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by an applicable provision of law, Beneficiary or Trustee may make such sale at the time and place to which the same shall be so adjourned.

                  3.03 Remedies Not Exclusive. Beneficiary (or Trustee) shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary (or Trustee) in such order and manner as it may in its absolute discretion determine. Every power or remedy given by this Deed of Trust to Beneficiary or Trustee, or to which it may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary or Trustee, and Beneficiary or Trustee may pursue inconsistent remedies, to the extent permitted by applicable law.

                  3.07 Waiver of Redemption, Notice, Etc. Notwithstanding anything herein contained to the contrary, to the extent permitted by law, Grantor hereby waives any and all rights of redemption or reinstatement in connection with the sale under any judgment of foreclosure of this Deed of Trust.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.01 Governing Law This Deed of Trust shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, provided, however, that the applicable provisions of this Deed of Trust relating to the creation, validity, perfection, priority and enforceability of the lien created by this Deed of Trust and any warranties of title contained in this Deed of Trust, and the provisions hereof which relate to realizing upon the security covered by this Deed of Trust, shall be governed by, and interpreted in accordance with, the laws of the State of Montana (except for rights of recourse against Grantor to the extent provided herein which shall be governed by Delaware law).

                  4.02 Notices. All notices and other communications hereunder shall be in writing and shall be addressed, (a) if to Grantor, at 2311 South 7th Avenue, Bozeman, Montana 59715, or at such other address as Grantor shall have furnished to Beneficiary in writing, or (b) if to Beneficiary, at 5400 Legacy Drive, Plano, Texas 75024-3105, Attention: General Counsel, or at such other address as Beneficiary shall have furnished to Grantor in writing, or (c) if to Trustee, at the address set forth in the opening paragraph of this Deed of Trust. Any notice so addressed and mailed or delivered shall be deemed to be given (1) five (5) business days after being mailed by registered, certified or first-class mail, or (2) when received, if delivered by other means.

                  4.03 Trustee. Beneficiary may, for any reason, appoint a substitute trustee(s) in succession who shall succeed to all the estates, rights, powers, and duties of the aforenamed Trustee. Upon filing a written substitution of trustee for record in the office of the clerk and recorder of each county in which the Mortgaged Property, or some part thereof, is situated, any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein.

                  4.04 Subordination. If, after the date hereof, a party (other than an affiliate of Grantor and/or Automated Wagering International, Inc.) providing additional funds to Grantor and/or Automated Wagering International, Inc. requires a lien on the Mortgaged Property superior to that of this Deed of Trust, the Beneficiary will subordinate the lien hereof pursuant to the customary terms of subordination that are reasonably acceptable to Beneficiary and such lender but only upon the prepayment of the Obligations in an amount no less than 25% of funds advanced by such lender, which prepayment shall in no event be less than 15% of the Appraised Value of the Mortgaged Property. For purposes of this section, a person or entity is an "affiliate" of Grantor or Automated Wagering International, Inc., if it controls, is controlled by, or under common control with Grantor or Automated Wagering International, Inc., or any of their officers or directors; and "control" means the power, directly or indirectly, to vote or direct the voting of 50% or more of the outstanding voting interests thereof of any class of voting interests thereof. "Appraised Value" means a value agreed to by Beneficiary and Grantor, provided, however, that if no such agreement is reached at least thirty (30) days prior to the scheduled effective date of such requested subordination, such value shall be the "fair market value" of the Mortgaged Property as determined by a real estate appraiser licensed to appraise real property in Montana, selected and instructed jointly by Beneficiary and Grantor; provided further, that if Beneficiary and Grantor shall fail to make such a joint selection, each of Beneficiary and Grantor may engage its own real estate appraiser licensed to appraise real property in Montana, and the "Appraised Value" shall be the arithmetical average of the resulting appraised values. The cost of such appraisal(s) shall be borne equally by Beneficiary and Grantor.

                  4.05 Montana Small Tract Financing Act. This Deed of Trust shall be construed as a trust indenture under the Montana Small Tract Financing Act, subject, nevertheless, to the provisions of paragraph 4.01 expressing the agreement and intention of the parties respecting the law governing its construction, operation and effect.

                  4.06 Deed of Trust Parity Agreement. This Deed of Trust is subject to that certain Deed of Trust Parity Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time being the "Parity Agreement") among, Grantor, Beneficiary, and First

Bank National Association (the "Bank"). The provisions of the Parity Agreement are incorporated herein by reference.

                  4.07 Assignability. The Beneficiary may assign its rights hereunder, without the requirement of additional consent from any person, to any assignee of the Note or other Obligations.

                  IN WITNESS WHEREOF, Grantor has executed this Deed of Trust.

                                        VIDEO LOTTERY TECHNOLOGIES, INC.


                                        By:
                                        Name:
                                        Title:


STATE OF ____________             )
                                  )
COUNTY OF                         )


                  This instrument was acknowledged before me on this _____ day of January, 1997, by _____________________________________,
_________________________ of Video Lottery
Technologies, Inc.




                                      Notary Public for the State of ___________
                                      Residing at ______________, ______________
                                      My commission expires

     (Seal)

                                                                         Annex 1

                                      Land


         Tract 1B of Certificate of Survey No. 1393A, located in the NE1/4 of
         Section 24, Township 2 South, Range 5 East, P.M.M., City of Bozeman, Gallatin County, Montana, according to the official plat thereof on file and of record in the office of the County Clerk and Recorder, Gallatin County, Montana

         and

         Tract 2B of Certificate of Survey No. 1393A, a tract being a portion of Tracts 1A and 2A of Certificate of Survey No. 1393, located in the NE1/4 of Section 24, Township 2 South, Range 5 East, P.M.M., Gallatin County, Montana



                                      C-1-1

                                                                      Appendix A


                                   DEFINITIONS

                  As used herein the following terms have the following respective meanings:


                  Event of Default: any Event of Default under, and as defined in, the Note, the Security Agreement or the Deed of Trust.

                  Impositions: all taxes, assessments, fees, and other charges, of every character, which at any time may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon the Mortgaged Property.

                  Note: the promissory note of Video Lottery Technologies, Inc. and Automated Wagering International, Inc., of even date with the Deed of Trust, payable to the order of the Beneficiary in the original principal amount of US$27,000,000.00, which is finally due and payable on December 31, 2003, and any renewals, replacements, or extensions thereof.

                  Obligations:

                           (i) (x) the principal of and interest on the Note, the Deed of Trust or the Security Agreement;

                           (ii) any and all sums advanced by the Beneficiary in accordance with the terms of the Deed of Trust or the Security Agreement in order to preserve the security thereof or preserve its security interest in that security, together with interest thereon at the Post-Default Rate (as defined in the Note); and

                           (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Grantor and the other parties referred to in clauses
         (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the collateral or mortgaged property, or of any exercise by the Beneficiary of its rights under the Deed of Trust or the Security Agreement, together with attorneys' fees and court costs and all amounts paid by the Beneficiary thereunder.

                  Permitted Encumbrances: with respect to the Mortgaged Property, (a) liens for Impositions not yet due and payable or being contested and for which an adequate reserve or other appropriate provision shall have been made, (b) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not yet due and payable or being contested in good faith and for



                                      C-A-1
which an adequate reserve or other appropriate provision shall have been made,
(c) leases, easements, exceptions, encumbrances or reservations in the Mortgaged Property, granted or reserved for the purpose of railroads, utilities, pipelines, plants, roads, telecommunication lines, electrical, water and pipeline transmission facilities, ditches, canals, surface operations, agricultural operations, the removal of oil, gas, coal or other minerals or timber and other like purposes, or for the joint or common use of real property, facilities and equipment, including covenants and conditions appurtenant to the Land, and (d) liens in favor of First Bank National Association granted pari passu status with the lien created hereby, pursuant to that certain Deed of Trust Parity Agreement among Grantor, Beneficiary and First Bank National Association, dated the date hereof.

                  Security Agreement: that certain Security Agreement, Pledge and Assignment: Equipment, Inventory, Securities and Intellectual Property, of even date with the Deed of Trust, executed by Video Lottery Technologies, Inc., and Automated Wagering International, Inc. in favor of the Beneficiary to secure, among other things, the Note, and any modifications, amendments, renewals, replacements or extensions of such Security Agreement.



                                      C-A-2

                                    EXHIBIT E

                                     RELEASE


                  THIS RELEASE (this "Release") is made and entered into as of January 30, 1997, by and among Electronic Data Systems Corporation, a Delaware corporation ("EDS"), EDS VLT Holdings, Inc., a Nevada corporation ("Holdings"), Video Lottery Technologies, Inc., a Delaware corporation ("VLT"), Automated Wagering International, Inc., a Delaware corporation ("AWI"), Video Lottery Consultants, Inc., a Montana corporation ("VLC"), and United Wagering Systems, Inc., a Delaware corporation ("UWS").

                                    RECITALS

                  WHEREAS, EDS, Holdings, VLT, AWI, VLC and UWS have entered into that certain Master Settlement Agreement, dated as of January 30, 1997 (the "Master Agreement"); and

                  WHEREAS, the Master Agreement provides for, among other things, the parties to release one another from all claims and causes of action whatsoever arising from events that occurred prior to the date of this Release, subject to certain limited exceptions set forth below in Section l, including, among other things, the agreements contemplated by (whether executed as of the date hereof or hereafter) and executed concurrently with the Master Agreement.

                  NOW, THEREFORE, in consideration of the premises, the respective covenants and commitments of the parties hereto set forth in this Release and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Release hereby agree as follows:

                  1. Definition of Released Claims. As used herein, the term "Released Claims" means any and all charges, complaints, claims, causes of action, promises, agreements, rights to payment, rights to any equitable remedy, rights to any equitable subordination, demands, debts, liabilities, express or implied contracts, obligations of payment or performance, rights of offset or recoupment, accounts, damages, costs, losses or expenses (including attorneys' and other professional fees and expenses) held by any party hereto, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative (collectively, "Claims") that arose, or whose underlying events occurred, prior to the date of this Release, whether asserted prior to or after the date of this Release. The Released Claims shall include, without limitation, any and all claims or causes of action asserted by the parties in Cause No. 380-923-96, Electronic Data Systems Corporation v. Video Lottery Technologies, Inc. and Automated Wagering International, Inc., pending in the 366th Judicial District Court of Collin County, Texas (the "Texas Lawsuit"), together with any and all claims or causes of action that could have been included in the Texas Lawsuit. Notwithstanding the foregoing, "Released Claims" do not include any actual or potential Claims held by the parties hereto (or any rights or duties related to such

Claims) which arise out of or relate to or are otherwise provided for in (i) any agreements contemplated by (whether executed as of the date hereof or hereafter) and executed by the parties hereto concurrently with the Master Agreement, including, without limitation, the Transition Agreement of even date herewith, among EDS, VLT and AWI or (ii) Claims involving knowing acts of criminal misconduct, in each case which Claims are expressly reserved.

                  2. Representations and Warranties. Each party to this Release hereby represents and warrants to each of the other parties to this Release as follows:

                           (a) Such party has the requisite power and authority to execute, deliver and carry out this Release, and has taken all necessary action to authorize the execution, delivery and performance of this Release and the transactions contemplated hereby.

                           (b) This Release has been duly and validly authorized, executed and delivered by such party and constitutes a valid and binding obligation of each of the parties hereto, enforceable in accordance with its terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws or equitable principles of general application relating to or limiting creditors' rights.

                           (c) Neither the execution and delivery of this Release nor the consummation of the transactions contemplated hereby will conflict with or constitute a violation of or default under any law, rule, regulation, order, judgment, decree, contract, commitment, agreement, arrangement or restriction of any kind to which such party is a party or by which such party or its property is bound.

                           (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other third party is required for the execution and delivery or performance of this Release.

                           (e) As of the date on which this Release is executed on its behalf, such party has the sole right, power, capacity and authority to execute this Release and that it has not assigned, conveyed, sold, transferred or otherwise disposed any of its rights in and to the Released Claims.

Other than as expressly set forth above, this Release is entered into without any further representation or warranty on the part of any party.

                  3. VLT, AWI, VLC and UWS Release EDS and Holdings. VLT, AWI, VLC and UWS on their own behalf and on behalf of all persons and entities controlled by them, each hereby irrevocably and unconditionally releases, acquits and discharges forever EDS and Holdings (and each of them) and each of their respective directors, officers, professionals, agents, representatives, assigns and affiliates (corporate or otherwise) from any and all Released Claims, including, without limitation, all Released Claims based upon any right or interest that arises from or relates in any way to the terms of that certain Master Services Agreement, dated as of January 20, 1994, between EDS and VLT (the "Master Services Agreement"), that certain Stockholders Agreement dated as of January 20, 1994, between VLT and EDS (the "Stockholders Agreement"), or that certain Stock Purchase and Sale Agreement dated as of January 20, 1994, by and among EDS, VLT and Holdings (the "Purchase Agreement").

                  4. EDS and Holdings Release VLT, AWI, VLC and UWS. EDS and Holdings, on their own behalf and on behalf of all persons and entities controlled by them, each hereby irrevocably and unconditionally releases, acquits and discharges forever VLT, AWI, VLC AND UWS (and each of them) and each of their respective directors, officers, professionals, agents, representatives, assigns and affiliates (corporate or otherwise) from any and all Released Claims, including, without limitation, all Released Claims based upon any right or interest that arises from or relates in any way to the terms of the Master Services Agreement, the Stockholders Agreement or the Purchase Agreement.

                  5. Dismissal of the Texas Lawsuit. Upon the execution and delivery of this Release, the parties to the Texas Lawsuit shall, through their respective attorneys of record, (a) file a joint motion to dismiss the Texas Lawsuit in the form attached hereto as Exhibit A, and (b) cause to be entered in the Texas Lawsuit an agreed order of dismissal in form attached hereto as Exhibit B.

                  6. No Admission; Admissibility. Nothing contained in this Release shall be deemed an admission of guilt or liability by or against any party hereto. Neither this Release nor any of its terms shall be offered or received in any action or proceeding or utilized in any manner whatsoever as an admission or concession of liability or wrongdoing of any nature on the part of the parties hereto. Nothing contained herein, however, shall prevent this Release or any of its terms from being used, authorized, offered or received in evidence at any proceeding to enforce any or all of the terms hereof.

                  7. Attorney's Fees. If any party to this Release breaches or fails to honor any of the terms and conditions of this Release, then such party shall pay reasonable attorneys' fees, costs and expenses incurred by any other party or parties to this Release in the prosecution and enforcement of the terms and conditions of this Release.

                  8. Governing Law. THIS RELEASE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SAID STATE WITHOUT CONSIDERATION OF ANY CONFLICTS OF LAW PROVISIONS THEREOF.

                  9. Headings. The headings contained in this Release are for reference purposes only and shall not affect in any way the meaning or interpretation of this Release.

                  10. Entire Agreement. This Release evidences the entire understanding and agreement of the parties hereto relative to the matters discussed herein. This Release supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

                  11. Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision covenant or restriction of this Release is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ a valid, legal, nonvoid and enforceable alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  12. Assignment. This Release and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party hereto without the written consent of the parties hereto except by operation of law.

                  13. Binding Effect. This Release shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, spouses, heirs and personal and legal representatives.

                  14. Counterparts. This Release may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  15. Amendments and Waivers. No supplement, modification or amendment of this Release shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Release shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed as of the date first above written.


                                        ELECTRONIC DATA SYSTEMS
                                           CORPORATION


                                        By:
                                        Name:
                                        Title:

                                        EDS VLT HOLDINGS, INC.


                                        By:
                                        Name:
                                        Title:

                                        VIDEO LOTTERY TECHNOLOGIES, INC.


                                        By:
                                        Name:
                                        Title:

                                        AUTOMATED WAGERING
                                           INTERNATIONAL, INC.


                                        By:
                                        Name:
                                        Title:

                                        VIDEO LOTTERY CONSULTANTS, INC.


                                        By:
                                        Name:
                                        Title:

                                        UNITED WAGERING SYSTEMS, INC.


                                        By:
                                        Name:
                                        Title:

                                                                    EXHIBIT A TO
                                                                         RELEASE
                                 NO. 380-923-96

ELECTRONIC DATA SYSTEMS                 )    IN THE DISTRICT COURT
CORPORATION,                            )
                                        )
                  Plaintiff,            )
                                        )
VS.                                     )    COLLIN COUNTY, TEXAS
                                        )
VIDEO LOTTERY TECHNOLOGIES,             )
INC. and AUTOMATED WAGERING             )
INTERNATIONAL, INC.,                    )
                                        )
                  Defendants.           )    366TH JUDICIAL DISTRICT


                             JOINT MOTION TO DISMISS


TO THE HONORABLE JUDGE OF SAID COURT:

                  Plaintiff Electronic Data Systems Corporation and Defendants Video Lottery Technologies, Inc. and Automated Wagering International, Inc., all of the parties herein, file this Joint Motion to Dismiss, and in support thereof would respectfully show as follows:

                                       I.

                  The parties to this action have recently compromised and settled all matters in dispute between them. Accordingly, the parties no longer desire to prosecute their respective claims or causes of action asserted herein and hereby move that this case be dismissed in its entirety with prejudice to the future refilling of same.

                  WHEREFORE, PREMISES CONSIDERED, Plaintiff Electronic Data Systems Corporation and Defendants Video Lottery Technologies, Inc. and Automated Wagering



                                      E-A-1

International, Inc. move that this case be dismissed in its entirety with prejudice and request that the Court enter the Agreed Order accompanying this motion which would effectuate such dismissal.

                                        Respectfully submitted,

                                        FIGARI & DAVENPORT, L.L.P.


                                        By:
                                               Alan S. Loewinsohn
                                               State Bar No. 12481600
                                               Parker D. Young
                                               State Bar No. 22204050

                                        4800 NationsBank Plaza
                                        901 Main Street
                                        Dallas, Texas 75202
                                        (214) 939-2000
                                        (214) 939-2090 (telecopy)

                                        ATTORNEYS FOR DEFENDANTS VIDEO
                                        LOTTERY TECHNOLOGIES, INC.
                                        AND AUTOMATED WAGERING
                                        INTERNATIONAL, INC.



                                      E-A-2

                                        MCKOOL SMITH, P.C.


                                        By:
                                               Michael Marconi
                                               State Bar No. 00784524

                                        300 Crescent Court
                                        Suite 1500
                                        Dallas, Texas 75201
                                        (214) 978-4000
                                        (214) 978-4044 (telecopy)

                                        ATTORNEYS FOR PLAINTIFF
                                        ELECTRONIC DATA SYSTEMS
                                               CORPORATION





                                      E-A-3

                             CERTIFICATE OF SERVICE

                  I hereby certify that a true and correct copy of the foregoing instrument has been sent via certified mail, return receipt requested, to Mr. Michael Marconi, McKool Smith, P.C., 300 Crescent Court, Suite 1500, Dallas, Texas 75201, on this ____ day of __________, 1997.




                                        Parker D. Young






                                      E-A-4

                                                                    EXHIBIT B TO
                                                                         RELEASE
                                 No. 380-923-96

ELECTRONIC DATA SYSTEMS                 )    IN THE DISTRICT COURT
CORPORATION,                            )
                                        )
                  Plaintiff,            )
                                        )
VS.                                     )    COLLIN COUNTY, TEXAS
                                        )
VIDEO LOTTERY TECHNOLOGIES,             )
INC. and AUTOMATED WAGERING             )
INTERNATIONAL, INC.,                    )
                                        )
                  Defendants.           )    366TH JUDICIAL DISTRICT


                         AGREED FINAL ORDER OF DISMISSAL


                  Came on to be considered the Joint Motion to Dismiss filed herein by Plaintiff Electronic Data Systems Corporation and Defendants Video Lottery Technologies, Inc. and Automated Wagering International, Inc., all of the parties herein, and the Court, having been advised that all parties have settled and compromised all matters in dispute of dismissal should be entered. It is therefore,
                  ORDERED, ADJUDGED, AND DECREED that all claims asserted by the parties herein are dismissed with prejudice to the refiling of same; it is further
                  ORDERED, ADJUDGED, AND DECREED that all costs incurred herein are hereby taxed against the party incurring same.



                                      E-B-1

                  SIGNED this _______ day of ____________________, 1997.



                                                      JUDGE PRESIDING
ACCEPTED AND AGREED TO:

FIGARI & DAVENPORT, L.L.P.


By:
         Alan S. Loewinsohn
         State Bar No. 12481600
         Parker D. Young
         State Bar No. 22204050
         4800 NationsBank Plaza
         901 Main Street
         Dallas, Texas 75202
         (214) 939-2000
         (214) 939-2090 (telecopy)

ATTORNEYS FOR DEFENDANTS VIDEO
LOTTERY TECHNOLOGIES, INC.
AND AUTOMATED WAGERING
INTERNATIONAL, INC.


MCKOOL SMITH, P.C.


By:
         Michael Marconi
         State Bar No. 00784524
         300 Crescent Court
         Suite 1500
         Dallas, Texas 75201
         (214) 978-4000
         (214) 978-4044 (telecopy)

ATTORNEYS FOR PLAINTIFF
ELECTRONIC DATA SYSTEMS
CORPORATION



                                      E-B-2

                                    EXHIBIT F

                             PLEDGED STOCK AGREEMENT


                  THIS PLEDGED STOCK AGREEMENT (this "Agreement") is made and entered into as of January 30, 1997, by and among Electronic Data Systems Corporation, a Delaware corporation ("EDS"), and Video Lottery Technologies, Inc., a Delaware corporation ("VLT").

                                    RECITALS

                  WHEREAS, EDS, VLT, EDS VLT Holdings, Inc., a Nevada corporation and wholly owned subsidiary of EDS ("Holdings"), Automated Wagering International, Inc., a Delaware corporation ("AWI"), Video Lottery Consultants, Inc., a Montana corporation, and United Wagering Systems, Inc., have entered into that certain Master Settlement Agreement, dated as of January 30, 1997 (the "Master Agreement");

                  WHEREAS, pursuant to the Master Agreement and a certain Security Agreement, Pledge and Assignment: Equipment, Inventory, Securities and Intellectual Property, dated as of January 30, 1997 (the "Security Agreement"), VLT is pledging to EDS (i) 545,454 shares of common stock, par value $.01 per share ("VLT Common Stock"), of VLT (the "Common Shares") and (ii) 1,912,728 shares of Series A Junior Preferred Stock, par value $.01 per share ("VLT Series A Preferred Stock"), of VLT (the "Preferred Shares;" collectively, those Common Shares and Preferred Shares subject to the Security Agreement, as may be adjusted from time to time pursuant to Section 2 hereof, are referred to as the "Pledged Shares"), all of which shares have been indorsed and delivered by Holdings to VLT, have become treasury stock of VLT and have been reindorsed, delivered and pledged by VLT to EDS as collateral for purposes of securing VLT's obligations under that certain Promissory Note, dated as of January 30, 1996 (the "Note"), executed by VLT and AWI in favor of EDS; and

                  WHEREAS, the Master Agreement provides for, among other things, the parties to enter into this Agreement to protect certain rights of EDS in the Pledged Shares until all of the obligations of VLT and AWI under the Note have been fully performed and discharged;

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements contained in this Agreement and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. Registration Rights. In the event that EDS forecloses on the Pledged Shares pursuant to the terms of the Security Agreement, the following registration and related rights shall become applicable:

                           (a) Demand Registration Rights. At any time there has not been an offering of any Common Shares registered under the Securities Act of 1933, as amended (the "1933 Act"), during the immediately preceding 90 days, upon written request by EDS, VLT will prepare and file with the Securities and Exchange Commission (the "Commission") as promptly as reasonably practicable (and in any event within 45 days after receiving such request) a registration statement under the 1933 Act covering the Common Shares owned or hereafter acquired by EDS (by conversion of the Preferred Shares or otherwise)(all such Common Shares being referred to as the "Subject Securities") included in such request, and VLT shall use its best efforts to cause such registration statement to become effective as expeditiously as practicable; provided, however, that VLT shall not be obligated to file more than one registration statement pursuant to this
         Section 1 during any six month period. Any request by EDS pursuant to this Section 1 may cover Subject Securities which are owned by EDS, any of its affiliates, or any transferee of Subject Securities derived ultimately from EDS or its affiliates who received Subject Securities in a transaction or series of transactions, all of which were effected without registration under the 1933 Act (any such affiliate or transferee being referred to as a "Covered Transferee"). Such request shall: (i) express EDS' or other person's present intent to offer Subject Securities for distribution; (ii) describe in reasonable detail the nature or method of the proposed offer and sale thereof; (iii) specify the type and amount of Subject Securities intended to be offered and sold; and (iv) contain an undertaking to furnish all such information and materials and take all such action as may be required in order to permit VLT to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the registration statement. EDS shall be entitled to two requests for registration pursuant to this Section 1(a). VLT's obligations under this section shall be subject to any contractual right, in existence as of the date hereof, of other stockholders not party to this Agreement to have their Common Shares included in a registration statement prepared by VLT. VLT represents and warrants that such contractual rights consist only of those rights held by the group of investors headed by William Spier and those lenders that are a party to that certain Credit Agreement of even date herewith among VLT, First Bank and the bank parties thereto.

                           (b) Other Registration. If VLT shall at any time propose to file a registration statement (on its own behalf or on behalf of any selling stockholders) under the 1933 Act for an offering of shares of its capital stock (or securities convertible into or representing the right to purchase or otherwise acquire such capital stock) for cash, VLT shall give written notice as promptly as practicable of such registration statement to EDS and will use all reasonable efforts to include such Subject Securities owned by EDS or Covered Transferees in such offering as EDS shall request within 20 days after receipt of such notice from VLT; provided, however, that VLT shall not be required to include such

         Subject Securities in any such registration statement if it relates solely to capital stock to be issued pursuant to a stock option or other employee benefit plan, an exchange offer, a merger or consolidation with another corporation or an acquisition of assets. EDS shall have the right to demand inclusion of Subject Securities pursuant to this Section 1(b) two times; provided, that if an offering is not completed or if EDS withdraws from the offering after being advised by VLT's investment bankers that a reduction in the number of Subject Securities that EDS requested be included in the offering is reasonably necessary (as provided in Section 1(e)), then a demand for inclusion in such offering shall not be counted as a demand permitted by this
         Section 1(b). VLT's obligations under this Section 1(b) shall be subject to any contractual right, in existence as of the date hereof, of other stockholders not party to this Agreement to have their Common Shares included in a registration statement prepared by VLT.

                           (c) Expenses. VLT shall pay all out-of-pocket expenses (other than underwriting discounts and fees and the fees and expenses of the counsel and accountants of EDS and Covered Transferees), incurred in connection with the registration statements requested pursuant to Section 1(a), which expenses shall include, without limitation, all Commission and blue sky registration and filing fees, printing expenses, fees and disbursements of legal counsel and accountants for VLT (including fees in connection with any special audits required solely in connection with such registration) and blue sky counsel, transfer agents' and registrars' fees, and fees and disbursements of experts used by VLT in connection with such registration. In connection with any registration pursuant to Section 1(b), EDS and any other holder of Subject Securities whose securities are included in such registration statement shall pay all Commission and blue sky registration and filing fees and underwriting discounts, commissions and expenses (in each case insofar as they are attributable to Common Shares being sold by EDS or Covered Transferee whose Common Shares are included in such registration statement) and fees and disbursements of EDS' and such Covered Transferee's counsel and accountants (if EDS or such Covered Transferees retain counsel or accountants separately from VLT). VLT will pay all other expenses of the offering, including without limitation Commission and blue sky registration and filing fees and underwriting discounts, commissions and expenses (in each case other than those attributable to Subject Securities being sold by EDS or other holder of Subject Securities whose securities are included in such registration statement), printing expenses, fees and disbursements of legal counsel and accountants for VLT and blue sky counsel, transfer agents' and registrars' fees, fees and disbursements of experts used by VLT in connection with such registration, expenses of any special audits of VLT incidental to or required by such registration, and expenses incidental to any post-effective amendment to any such registration statement.

                  (d) VLT's Obligations in Connection with Registrations. In connection with any registration by VLT pursuant to this Section 1, VLT shall:

                                    (a) Use its best efforts to prepare and file
                  with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, remain current and otherwise to comply with the provisions of the 1933 Act with respect to the disposition of all Subject Securities covered by such registration statement for the period required to effect the distribution of such securities, but in no event shall VLT be required to do so for a period of more than 90 days following the effective date of such registration statement; provided, however, that if VLT is eligible to use a registration statement on Form S-3 (or any successor form), then EDS may request VLT to keep such registration statement effective for a period of up to 180 days following the effective date of such registration statement.

                                    (b) Furnish to EDS, any other holder of
                  Subject Securities covered by such registration statement, and any underwriter such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as EDS or such other holder may reasonably request in order to facilitate the offering and sale of their Subject Securities, but only while VLT is required under the provisions hereof to cause the registration statement to remain current.

                                    (c) Use its best efforts to register or
                  qualify the Subject Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as EDS or its managing underwriter shall request, and do any and all other acts and things which may be reasonably necessary or advisable to enable EDS and each other holder of Subject Securities covered by such registration statement to consummate the disposition in such jurisdiction of the Subject Securities owned by them; provided, however, that VLT shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process in suits other than those arising out of the offer and sale of the Subject Securities covered by such registration statement or to subject itself to taxation in any jurisdiction where it has not theretofore done so.

                                    (d) To the extent not specifically deemed
                  improper under any statement or Auditing Procedure issued by the American Institute of Certified Public Accountants, Inc., or any successor to such organization, obtain and deliver a "comfort" letter from VLT's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters in connection with public offerings of securities as EDS shall reasonably request, dated within five days of the date of effectiveness of the registration statement or post-effective amendment or supplements, as the case may be, addressed to EDS, such other holders of Subject Securities covered by such registration statement, amendment or supplement, and any underwriter.

                                    (e) Deliver an opinion of counsel for VLT,
                  dated the effective date of such registration statement or any post-effective amendment or supplement thereto, addressed to EDS and any underwriter, in the form usual and customary in connection with secondary public offerings of securities.

                           (e) Limitations, Conditions and Qualifications of VLT Under Registration Rights. The obligations of VLT to use all reasonable efforts to cause Subject Securities to be registered under the 1933 Act are subject to the following limitations:

                                    (a) VLT shall be entitled to postpone for a
                  reasonable period of time not to exceed 90 days from the date it receives the written request of EDS pursuant to Section 1 of this Agreement the filing of any registration statement otherwise required to be prepared and filed by it pursuant to
                  Section 1(a) of this Agreement, if at the time it receives a request for registration pursuant to such Section VLT determines, in its reasonable judgment, that such registration and offering would adversely affect or interfere with any financing, acquisition, corporate reorganization or other material transaction involving VLT and as promptly as practicable gives EDS written notice of such determination. If VLT shall so postpone the filing of a registration statement EDS shall within 60 days after receipt of the notice of postponement advise VLT in writing whether or not it has determined to withdraw its request for registration, and, in the event of a withdrawal, neither EDS nor any other holder of Subject Securities shall be required to pay any out-of-pocket expenses incurred by VLT in connection with such registration statement and such request for registration shall not be counted for purposes of determining the number of requests for registration to which EDS are entitled pursuant to Section 1(a). Failure by EDS to timely notify VLT of its determination shall for all purposes be treated as a withdrawal of its request for registration. In the event that EDS does not withdraw its request for registration, VLT shall be obligated to file a registration statement by the later of (i) the date to which VLT determined to postpone the filing of such registration statement and (ii) 45 days after the date on which EDS advises VLT that it has determined not to withdraw its request for registration, less the number of days that had elapsed from the date EDS requested registration and the date VLT advised EDS that it had determined to postpone the filing of the registration statement.

                                    (b) VLT may, at its option, require that the
                  amount of Subject Securities offered for sale by EDS, its affiliates and the Covered Transferees pursuant to a request for registration under Section 1(b) hereof be decreased if, in the written opinion of VLT's investment banking firm, such reduction is reasonably necessary in order to permit the orderly distribution and sale of the securities being offered by VLT; provided, however, that the amount of Subject Securities or other securities of VLT, if any, offered for sale pursuant to such registration by any other sellers (other than VLT) shall be reduced proportionately; and provided, further, that if the total price to the public of the securities being offered by VLT is at least $50 million and the offering price of Common Shares is at least $29 per share, then EDS shall not be required to reduce the amount of Subject Securities to be sold in such offering by EDS to less than 20% of the aggregate amount of Subject Securities being offered to the public. If VLT shall require such a reduction, any participant in such registration shall have the right to withdraw from the offering.

                                    (c) If EDS requests registration pursuant to
                  Section 1(a) hereof, if requested by EDS, VLT shall enter into an underwriting agreement containing representations, warranties and agreements not substantially different from those customarily included by an issuer in underwriting agreements with respect to secondary distributions; provided, however, that VLT shall not be obligated to enter into an agreement with respect to indemnification of the underwriters different in any material respect from that set forth in
                  Section 1(f)(i).

                                    (d) VLT shall not be obligated to prepare
                  and file a registration statement otherwise required pursuant to Section 1(a) or to include Subject Securities owned by EDS or Covered Transferees in a registration statement pursuant to
                  Section 1(b), if counsel to VLT, reasonably satisfactory to EDS, delivers an opinion addressed to EDS or a Covered Transferee, in form reasonably satisfactory to EDS or such Covered Transferee, stating that a sale, transfer or other disposition of all such Subject Securities without registration under the 1933 Act will comply in all respects with the 1933 Act and the rules promulgated thereunder (by reason of the ability to sell all such Subject Securities within a three-month period in accordance with Rule 144 or otherwise). In such event, the request for registration shall not be counted for purposes of determining the number of requests for registration to which EDS is entitled pursuant to
                  Section 1(a).

                           (f)      Indemnification.

                                    (a) By VLT. In the case of each registration
                  effected by VLT pursuant to this Section 1, VLT will indemnify and hold harmless EDS and any Covered Transferee whose Subject Securities are included in such registration statement (for the purpose of this Section, EDS and such Covered Transferees shall be referred to individually as a "Seller" and collectively as "Seller"), any underwriter and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement or final or summary prospectus contained therein (if used during the period VLT is required to keep the registration statement effective), or any amendment or supplement thereto, or which arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse each such Seller, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without the prior written consent of VLT; provided, however, that VLT will not be liable to a particular Seller or underwriter in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged omission made in said registration statement or said final or summary prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to VLT by that Seller or its affiliates, or by that underwriter, as the case may be, specifically for use in the preparation thereof.

                                    (b) By Sellers. In the case of each such
                  registration, each Seller shall indemnify and hold harmless VLT, each of its directors, each of its officers who have signed such registration statement, any underwriter and each other person, if any, who controls VLT or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which VLT or any such director, officer, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such registration statement or final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse VLT, each such director, officer, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without the prior written consent of the Seller; but in all such cases only if, and to the extent that, any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission therein made in reliance upon and in conformity with written information furnished to VLT by the Seller or its affiliates specifically for use in the preparation thereon.

                                    (c) Actions Commenced. Promptly after
                  receipt by an indemnified party under Sections 1(f)(i) or 1(f)(ii) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof. If any such action is brought against the indemnified party and it shall so notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it so chooses, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party that it so chooses, such indemnifying party shall not be liable for expenses of defense incurred by such indemnified party in connection with the defense thereof; provided, however, that if the indemnifying party fails to take reasonable steps necessary to diligently defend such claim within 20 days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to take such steps, the indemnifying party shall be liable for any expenses therefor. The indemnity agreements in this Section 1(f) shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

                  2. Adjustments. In the event that, at any time prior to the full performance and discharge by VLT and AWI of their respective obligations under the Note and the release by EDS of the Pledged Shares as security thereunder, VLT shall (i) declare any dividend or other distribution on any VLT Common Stock payable in shares of VLT Common Stock, (ii) subdivide the outstanding VLT Common Stock, or (iii) cause any other recapitalization that results in the issuance of additional shares of VLT Common Stock without consideration paid by the recipients thereof, then in each such case (A) the number of Preferred Shares constituting the Pledged Shares shall be increased as appropriate, in accordance with the terms of the certificate of designations of the VLT Series A Preferred Stock as though such Preferred Shares were outstanding at the time of such dividend, distribution, subdivision or other recapitalization and (B) the number of Common Shares constituting the Pledged Shares shall be increased as appropriate, as though such Common Shares were outstanding at the time of such dividend, distribution, subdivision or other recapitalization and entitled to like treatment. Any additional Common Shares or Preferred Shares issued as a result of the immediately preceding sentence shall, upon issuance, be deemed to be Pledged Shares and shall be deposited with EDS in accordance with the Security Agreement. Except as provided in this Agreement, VLT shall not cause or permit any change in the number of Preferred Shares outstanding or in the number of Preferred Shares that constitute the Pledged Shares. In the event that securities of other classes are distributed to holders of Common Shares or Preferred Shares, such number of such additional securities shall be pledged in an amount equal to that which would have been distributed in respect of the Pledged Shares had the Pledged Shares been at such time outstanding.

                  3. Additional Rights. In the event that, at any time prior to the full performance and discharge by VLT and AWI of their respective obligations under the Note and the release by EDS of the Pledged Shares as security thereunder, VLT shall offer any interest in shares of VLT Common Stock (by sale or grant of shares, rights, options or warrants or otherwise) to stockholders of VLT, EDS shall have the right to participate proportionately in such offer together with such stockholders as though EDS owned the Pledged Shares immediately prior to such offer.

                  4. Negative Covenants. Until the full performance and discharge by VLT and AWI of their respective obligations under the Note and the release by EDS of the Pledged Shares as security thereunder, without the prior written consent of EDS, VLT shall not (i) cause or allow the number of Preferred Shares or Common Shares held in treasury and pledged pursuant to the Security Agreement to be decreased (whether through retirement, reissuance or otherwise) to a number of shares that is less than the number of such shares constituting the Pledged Shares; (ii) cause, through amendment, by merger or otherwise, any amendment or modification of the provisions of the certificate of incorporation of VLT (including, without limitation, the certificate of designations relating to the VLT Series A Preferred Stock) that would alter or change the designations, powers, preferences or special rights of the Preferred Shares to affect them adversely; (iii) repurchase or redeem any of the issued and outstanding capital stock of VLT; or (iv) declare or pay any dividend or distribution in cash or other property (other than shares of VLT Common Stock or VLT Series A Preferred Stock, which is addressed by Section 2) on any of the capital stock of VLT. Notwithstanding the limitations of clause (iii) of the preceding sentence, prior to an Event of Default under the Note, VLT may repurchase issued and outstanding capital stock of VLT (i) in amounts necessary to fulfill its current year obligations under its qualified employee stock purchase plan and (ii) for aggregate consideration, during the term of the Note, not to exceed $5,000,000, provided that, in the case of this clause (ii), the
Note is prepaid at the time of any such repurchase in an amount equal to 50% of the consideration expended in connection with such repurchase.

                  5. Cooperation. Each of the parties to this Agreement shall use commercially reasonable efforts to assist each of the other parties in connection with any governmental or other consents or filings which may be required concerning this Agreement and with the timely implementation of any of the transactions arising out of or contemplated by this Agreement.

                  6. Further Assurances. Each of the parties agrees to execute and deliver such further documents and instruments and take all such further action as may be necessary to consummate the transactions contemplated hereby.

                  7. Expenses. Except as otherwise explicitly stated herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs or expenses.

                  8. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and either (i) personally delivered,
(ii) mailed by certified mail (return receipt requested), or (iii) delivered by recognized next-day courier. Any notice required or permitted to be delivered hereunder will be deemed to be delivered (i) if personally delivered, on the date that it is actually delivered, (ii) if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail addressed to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith, or
(iii) if delivered by courier, on the date it is actually delivered. Any party may change, at any time and from time to time, by written notice to the other parties, the address that it or he had previously specified for receiving notices. Until changed in accordance herewith, the parties specify their respective addresses as set forth below:

                  VLT:

                  Video Lottery Technologies, Inc.
                  2311 South 7th Avenue
                  Bozeman, Montana 59715
                  Attention: Janet Bjork

                  with copy to:

                  Rogers & Hardin
                  229 Peachtree Street
                  2700 Cain Tower
                  Atlanta, Georgia 30303
                  Attention: Michael Rosenzweig

                  EDS:

                  Electronic Data Systems Corporation
                  5400 Legacy Drive
                  Plano, Texas  75024-3105
                  Attention:  General Counsel

                  with copy to:

                  Baker & Botts, L.L.P.
                  2001 Ross Avenue
                  Dallas, Texas  75201-2980
                  Attention: Michael A. Saslaw

                  9. Amendment. Notwithstanding any other provision hereof, this Agreement may not be supplemented or amended from time to time without the prior written consent of each of the parties hereto.

                  10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflicts of laws principles that would require the application of the laws of any other jurisdiction.

                  11. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. EDS' rights hereunder may be assigned by EDS or its successors or assigns, without the requirement of consent of VLT.

                  12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  13. Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision covenant or restriction of this Release is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ a valid, legal, nonvoid and enforceable alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  14. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable.

                  15. Headings. The headings in this Agreement are for purposes of convenience of reference only and shall not be deemed to affect the interpretation of any provision hereof.

                  16. Counterparts. This Agreement may be executed in multiple counterparts. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                        ELECTRONIC DATA SYSTEMS
                                           CORPORATION



                                        By:
                                        Name:
                                        Title:


                                        VIDEO LOTTERY TECHNOLOGIES, INC.



                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT G

                             REIMBURSEMENT AGREEMENT

                  This Reimbursement Agreement (this "Agreement") dated as of January 30, 1997, is by and among Electronic Data Systems Corporation, a Delaware corporation ("EDS"), Video Lottery Technologies, Inc., a Delaware corporation ("VLT"), and Automated Wagering International, Inc., a Delaware corporation and wholly owned subsidiary of VLT ("AWI").

                  WHEREAS, at the joint request of VLT and AWI, EDS has caused PNC Bank, National Association ("Bank") to issue its letter of credit (as extended or otherwise amended or supplemented from time to time, the "Letter of Credit") in the amount of One Million Dollars U.S. ($1,000,000) in favor of National Fire Insurance Company of Hartford and/or Continental Casualty Company and/or American Casualty Company of Reading, PA and/or Fireman's Insurance Company of Newark, NJ (the "Bond Issuer") to secure the payment and performance of the obligations (the "Obligations") of VLT and AWI to the Bond Issuer to indemnify the Bond Issuer for any payments it makes, and any costs and expenses it incurs, under the performance bonds listed on Appendix I hereto (the "Bonds").

                  WHEREAS, EDS is obligated to reimburse Bank for any drawing made under the Letter of Credit; and

                  WHEREAS, in order to induce EDS to provide support for the Obligations, VLT and AWI have entered into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        REIMBURSEMENT AND OTHER PAYMENTS

                  Section 1.01.  Reimbursement and Indemnity.

                  (a) VLT and AWI, jointly and severally, unconditionally and irrevocably agree to pay to, and reimburse, EDS upon demand any amounts EDS has agreed to reimburse, or has reimbursed, Bank for in connection with any drawing made under the Letter of Credit, or any other amounts paid by EDS (including, but not limited to, any expenses, costs or fees) in connection with the Letter of Credit or any drawing made under the Letter of Credit.

                  (b) The reimbursement obligation of VLT and AWI hereunder shall be unconditional and absolute notwithstanding, and EDS shall have no liability, and AWI and VLT shall have no defense against its obligations hereunder, by reason of, (i) any draft, certificate or other document presented under or in connection with the Letter of Credit, including any instrument purporting to transfer or assign the Letter of Credit or any rights thereunder, proving to be forged, fraudulent, inaccurate, invalid or insufficient in any respect, (ii) the existence of any claim, setoff or other rights which VLT, AWI or any of their affiliates may have at any time against the beneficiary of the Letter of Credit or any of the Bonds, EDS, the Bond Issuer, any of their respective affiliates or any other person, whether arising under the Letter of Credit, the Bonds or any documents executed in connection therewith, or otherwise, (iii) the failure of any drawing to conform to the terms of the Letter of Credit, (iv) the misapplication of the proceeds of any drawing under the Letter of Credit by the beneficiary or any other person or (v) the illegality, invalidity or unenforceability of any act, omission or circumstance that would, but for the provisions of this subsection
(b), constitute a legal or equitable discharge of any obligation of VLT or AWI hereunder.

                  (c) VLT AND AWI JOINTLY AND SEVERALLY AGREE TO PROTECT, INDEMNIFY AND HOLD HARMLESS EDS FROM AND AGAINST ALL CLAIMS, ACTIONS, SUITS AND OTHER PROCEEDINGS, AND ALL LOSS, DAMAGES AND COSTS (INCLUDING FEES AND EXPENSES OF COUNSEL) WHICH EDS MAY SUFFER OR INCUR BY REASON OF THIS AGREEMENT OR ANY ACT OR OMISSION IN RESPECT OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THOSE SUFFERED OR INCURRED BY REASON OF NEGLIGENCE OF EDS, EXCEPT TO THE EXTENT RESULTING FROM THE BAD FAITH OR WILLFUL MISCONDUCT OF EDS.

                  Section 1.02. Interest, Computations and Payments. (a) All payments under this Agreement shall be payable in lawful money of the United States of America and in immediately available funds. Any amount not paid within two (2) business days of the date when due hereunder shall bear interest, payable on demand, for each day until payment in full at a rate per annum equal to the Maximum Lawful Rate (as defined herein). All computations of interest hereunder shall be made on the basis of a year of 360 days, for the actual number of days elapsed (including the first day but excluding the last day). "Maximum Lawful Rate" means, as of a particular date, the maximum nonusurious interest rate that may under applicable law then be contracted for, taken, reserved, charged or received by EDS in connection with any amounts due and owing hereunder, or if there is no such rate, 18% per annum.

                  (b) All payments under this Agreement will be payable to EDS free and clear of any and all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges other than those imposed on the overall net income of EDS ("Taxes"). If any Taxes are required to be withheld or deducted from any amount payable under this Agreement, then the amount payable under this Agreement will be increased to the amount which, after deduction from such increased amount of all Taxes required to be withheld or deducted therefrom, will yield to EDS the amount stated to be payable under this Agreement. If any of the Taxes specified in this subsection (b) are paid by EDS, VLT and AWI will jointly and severally reimburse, upon demand of EDS, EDS for such payments, together with any interest and penalties which may be imposed by the governmental agency or taxing authority.

                  (c) Upon the request of EDS, VLT and AWI shall execute and deliver a demand promissory note evidencing the joint and several obligation of VLT and AWI to pay to the order of EDS any amounts payable hereunder. VLT and AWI shall execute and deliver to EDS any agreements or other documentation reasonably requested by EDS to create and perfect a security interest in favor of EDS with respect to the collateral securing that certain Secured Promissory Note dated January 30, 1997 in the aggregate principal amount of $27,000,000 executed by VLT and AWI and payable to the order of EDS.


                                   ARTICLE II

                                  MISCELLANEOUS

                  Section 2.01. Amendments and Waivers. No failure or delay on the part of EDS in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No amendment or waiver of any provision of this Agreement nor consent to any departure by VLT and AWI herefrom shall in any event be effective unless the same shall be in writing and signed by EDS, VLT and AWI, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on VLT or AWI in any case shall, of itself, entitle VLT or AWI to any other or further notice or demand in similar or other circumstances.

                  Section 2.02. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and either (i) personally delivered, (ii) mailed by certified mail (return receipt requested), or (iii) delivered by recognized next-day courier. Any notice required or permitted to be delivered hereunder will be deemed to be delivered (i) if personally delivered, on the date that it is actually delivered, (ii) if mailed, whether actually received or not, on the fifth business day after it is deposited in the United States mail addressed to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith, or (iii) if delivered by courier, on the date it is actually delivered. Any party may change, at any time and from time to time, by written notice to the other parties, the address that it or he had previously specified for receiving notices. Until changed in accordance herewith, the parties specify their respective addresses as set forth below:

                  VLT and AWI:

                  2311 South 7th Avenue
                  Bozeman, Montana 59715
                  Attention: Janet Bjork
                  with copy to:

                  Rogers & Hardin
                  229 Peachtree Street
                  2700 Cain Tower
                  Atlanta, Georgia
                  Attention: Michael Rosenzweig

                  EDS:

                  Electronic Data Systems Corporation
                  5400 Legacy Drive
                  Plano, Texas 75024-3105
                  Attention: General Counsel

                  with copy to:

                  Baker & Botts, L.L.P.
                  2001 Ross Avenue
                  Dallas, Texas 75201-2980
                  Attention: Michael A. Saslaw


                  Section 2.03. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be enforceable by, EDS and its successors and assigns.

                  Section 2.04. COSTS, EXPENSES AND TAXES. VLT AND AWI JOINTLY AND SEVERALLY AGREE TO PAY ON DEMAND ALL COSTS AND EXPENSES OF EDS, INCLUDING REASONABLE FEES AND EXPENSES OF COUNSEL, IN CONNECTION WITH THE ENFORCEMENT AGAINST IT OF THIS AGREEMENT AND THE PROTECTION OF EDS' RIGHTS HEREUNDER, INCLUDING ANY BANKRUPTCY, INSOLVENCY AND OTHER ENFORCEMENT PROCEEDINGS WITH RESPECT TO VLT OR AWI. IN ADDITION, VLT AND AWI SHALL JOINTLY AND SEVERALLY PAY ANY AND ALL STAMP AND OTHER TAXES AND FEES PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION, DELIVERY, FILING AND RECORDING OF THIS AGREEMENT AND THE LETTER OF CREDIT, AND AGREES TO SAVE EDS HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY IN PAYING OR OMISSION TO PAY SUCH TAXES AND FEES.

                  Section 2.05. Limitation on Interest. Nothing contained in this Agreement or any other document executed in connection with this Agreement is intended to require VLT or AWI to pay interest (including fees, charges or expenses or any other amounts which, under applicable law, are deemed interest) for the account of EDS at a rate exceeding the Maximum Lawful Rate.

                  Section 2.07. Governing Law.. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES);

                  Section 2.08. FINAL AGREEMENT. THIS REIMBURSEMENT AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Section 2.09. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures thereon were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                        VIDEO LOTTERY TECHNOLOGIES, INC.


                                        By:
                                        Name:
                                        Title:


                                        AUTOMATED WAGERING INTERNATIONAL, INC.


                                        By:
                                        Name:
                                        Title:


                                        ELECTRONIC DATA SYSTEMS CORPORATION


                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT H


                              TRANSITION AGREEMENT

                  THIS TRANSITION AGREEMENT (this "Agreement") is made and entered into as of January 30, 1997, by and among Electronic Data Systems Corporation, a Delaware corporation ("EDS"), Video Lottery Technologies, Inc., a Delaware corporation ("VLT"), and Automated Wagering International, Inc., a Delaware corporation ("AWI").

                                    RECITALS

                  WHEREAS, pursuant to the terms of a certain Master Services Agreement, dated as of January 20, 1994 (the "Master Services Agreement"), by and between EDS and VLT, EDS was engaged by VLT to provide various services in support of VLT's business of operating on-line lotteries and other games of chance for various states and municipal governments;

                  WHEREAS, certain disputes arose with respect to the performance of the parties under the Master Services Agreement;

                  WHEREAS, on June 28, 1996, EDS terminated the Master Services Agreement as a result of such disputes;

                  WHEREAS, EDS is currently providing certain services previously contemplated by the Master Services Agreement pursuant to a week-to-week arrangement and a Limited Transition Agreement dated October 22, 1996, between VLT and EDS (collectively, the "Current Arrangements"); and

                  WHEREAS, the parties are, concurrently with the execution hereof, entering into that certain Master Settlement Agreement (the "Master Settlement Agreement") which provides, among other things, for the parties to enter into this Agreement regarding the transition of responsibility for services heretofore provided by EDS to VLT and AWI.

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements contained in this Agreement and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. Termination of Current Arrangement. Effective January 1, 1997 (the "Effective Date"), the Current Arrangements will be superseded in all respects and all matters regarding the provision of services by EDS to VLT, AWI and their affiliates heretofore contemplated under the Master Services Agreement, all authorization letters and any other authorizations thereunder and under the Current Arrangements (the services provided under all such agreements, authorization letters, other authorizations and arrangements being collectively referred to herein as the "Terminated Services") shall be governed exclusively by the terms and provisions of this Agreement. From and after the date hereof, except to the extent otherwise specified herein, VLT and AWI shall have full direction and control with respect to provision of the Terminated Services. Notwithstanding anything to the contrary herein, VLT and AWI shall remain responsible to EDS for all outstanding amounts due EDS under the Current Arrangements.

                  2. Term. The term of this Agreement shall be for the period commencing as of the Effective Date and ending on (a) August 31, 1997 or (b) such earlier date upon which this Agreement is terminated in accordance with the provisions of Section 11 (the "Termination Date"); provided that Sections 8, 11(d), 13, 14 and 15 shall survive any termination of this Agreement and that the last sentence of Section 5(a) shall survive for the specified period.

                  3. Coordinators. During the term of this Agreement, the coordinator for the VLT and AWI transition team shall be Richard Haddrill and the coordinator for the EDS transition team shall be John Beach. Each party's coordinator may be replaced at any time upon notice to the other party or parties given in accordance with Section 12 hereto. The coordinators and the General Counsel of EDS shall have monthly transition status conference calls at a mutually selected time.

                  4. Transition Period Services. From the Effective Date through April 15, 1997 (the "Transition Period"), (a) EDS shall provide the information technology services set forth on Schedule A which generally consist of the provision of personnel for systems maintenance and development, telecommunications, computer operation and field service functions with respect to AWI's on-line lottery contracts in existence as of the date hereof (the "Schedule A Services") and (b) VLT and AWI will fulfill the obligations specified as VLT and AWI obligations on Schedule A. EDS, VLT and AWI will cooperate with each other in good faith to provide for the orderly transition of the responsibility for the Schedule A Services to VLT and AWI as promptly as practicable but in no event later than April 16, 1997. VLT and AWI acknowledge and agree that EDS will not be responsible for any consequences arising from VLT's and AWI's inability or failure to provide such Schedule A Services for themselves from and after the Transition Period or to perform, in any respect, such Services upon their transition from EDS to VLT and AWI pursuant to this Agreement. If any Transfer Employees (as hereinafter defined) resign from employment with EDS during the Transition Period, EDS shall nevertheless be considered to have fulfilled its obligations under this Section, with respect to the services provided by such Transfer Employees. EDS will provide VLT and AWI with prompt notice of any applicable employee attrition.

                  5. Personnel.

                           (a) Transfer Employees. On or prior to March 14, 1997, VLT and AWI will offer employment opportunities, with compensation and benefits comparable to current compensation and benefits, to the persons listed on Schedule B (the "Transfer

         Employees"). Such offer of employment shall remain open for at least 14 days and such employment will be effective as of April 16, 1997. EDS will terminate its employment of all Transfer Employees effective as of the close of business on April 15, 1997. To the extent requested by VLT and AWI, EDS will provide to VLT and AWI, on or prior to February 7, 1997, information regarding each Transfer Employee's compensation and benefit packages since the later of (i) January 20, 1994 or (ii) such Transfer Employee's hire date. In addition, EDS will provide VLT and AWI with reasonable access to two EDS Transition Services personnel during the Transition Period to address VLT's and AWI's questions regarding the foregoing information. From the date hereof through December 31, 1997, EDS shall not solicit, offer employment to, offer to retain, or retain any Transfer Employee for post-Transition Period employment.

                           (b)      Post-Transition Services.

                                    (i) External System Development Services.
                  VLT and AWI will notify EDS, in writing, prior to March 15, 1997, if VLT and AWI want EDS to continue providing the system development services currently provided to VLT and AWI by EDS' Development Center in Camp Hill, Pennsylvania (the "External System Development Services") after April 15, 1997. As part of the foregoing notice, VLT and AWI will specify the period of such requested service, which shall in no event extend beyond August 31, 1997.

                                    (ii) Executive Management Services. If
                  requested by VLT and AWI by February 7, 1997, EDS will provide EDS executive management consisting of John Beach and Bob Evers, to the extent they remain EDS employees, to VLT and AWI from the Effective Date through June 30, 1997, to fulfill, AWI executive management positions (the "Executive Management Services"). If either of Messrs. Beach and Evers resigns from employment with EDS, EDS shall nevertheless be considered to have fulfilled its obligations under this Section. EDS will provide VLT and AWI with prompt notice of any applicable attrition.

                                    (iii) Terminated Services and Schedule A
                  Services. From and after April 16, 1997 (the "Post-Transition Period"), without exception, VLT and AWI shall have full direction and control with respect to provision of the Terminated Services and the Schedule A Services.

                           (c) EDS Position Information. For the period commencing April 16, 1997, and ending on July 15, 1998, EDS shall make available, at reasonable times and on a non-exclusive basis, a member of its technical staffing group who will assist Transfer Employees who were hired by VLT or AWI as of April 16, 1997, and who are either (i) subsequently terminated without cause or (ii) otherwise released by VLT or AWI, as the case may be, to seek employment with EDS, in determining what EDS job openings there are, if any, for persons having comparable skills. EDS shall have no obligation, whatsoever, to hire any of such persons.


                  6. Access to Premises. During the Transition Period, VLT and AWI will continue to afford to EDS such prompt access to their personnel, facilities and operational records as is reasonably necessary to provide the Schedule A Services and to otherwise carry out the transition of the Schedule A Services on a timely and effective basis.

                  7. Transfer of Assets. During the Transition Period, but in no event later than the end of the Transition Period, EDS shall transfer to VLT and AWI all of EDS' right, title and interest in and to each item of equipment described in Schedule C (the "Transfer Equipment"), except: (a) to the extent such transfer is legally or contractually prohibited, or (b) for unutilized equipment representing an insubstantial portion of the equipment listed on Schedule C which prior to the date hereto has either been transferred to other EDS accounts or sold to third parties. To the extent that any assignment requires the consent of a third party, EDS shall use commercially reasonable efforts to obtain such consents, provided that in no event will EDS be responsible for (and VLT and AWI will be responsible for) any costs and expenses associated with obtaining such consents. VLT and AWI will pay all sales and other transfer taxes associated with the assignment of the Transfer Equipment to VLT and AWI. VLT and AWI take all of the Transfer Equipment subject to any liability relating to such Transfer Equipment. VLT AND AWI ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SET FORTH HEREIN, NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, HAVE BEEN OR WILL BE MADE WITH RESPECT TO ANY OF THE TRANSFER EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATIONS OR WARRANTIES AS TO THE MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL SUCH REPRESENTATIONS AND WARRANTIES EXPRESSLY BEING DENIED BY EDS. VLT AND AWI FURTHER ACKNOWLEDGE AND AGREE THAT THEY HAVE EXAMINED THE TRANSFER EQUIPMENT TO THE EXTENT THEY DEEM NECESSARY OR APPROPRIATE AND HAVE AGREED TO ACCEPT THE TRANSFER EQUIPMENT AT ITS PRESENT LOCATION AND IN ITS PRESENT CONDITION "AS IS." EDS does hereby represent and warrant to VLT and AWI that the Transfer Equipment represents all of the equipment, in addition to equipment supplied by VLT or AWI, used by EDS in providing the Schedule A Services, except for such equipment the failure of which to be included within the Transfer Equipment would not reasonably be expected to have a material adverse effect on the ability of EDS to perform the Schedule A Services.

                  8. Payments to EDS.

                     (a) During the Transition Period, EDS' fee for all services performed shall be the EDS Costs (as defined and described in Schedule D). VLT and AWI will make weekly payments to EDS in accordance with the timetable and amounts set forth on Schedule D, such amounts representing the estimated EDS Costs. On February 15, 1997 (with respect to the month of January), March 15, 1997 (with respect to the month of February), April 15, 1997 (with respect to the month of March), and May 15, 1997 (with respect to that part of the Transition Period included in the month of April), EDS will provide VLT a reconciliation of estimated EDS Costs to actual EDS Costs. Whichever party is shown to owe the other party money as a result of each such reconciliation shall pay such amount no later than the close of business on the seventh day following delivery of such reconciliation. All cash payments hereunder shall be made by wire transfer of same day funds to an account specified either in Schedule D or by the applicable party in a notice given to the other applicable party or parties in accordance with Section 12 hereof. EDS may elect to reduce subsequent payments due from VLT and AWI hereunder, in the order in which they will be paid, in lieu of making a cash payment to VLT and AWI. All past due amounts hereunder shall bear interest at the Post-Default Rate (as defined in that certain Promissory Note, of even date herewith, issued by VLT and AWI to EDS).

                           (b)      During the Post-Transition Period:

                                    (i) EDS will invoice VLT and AWI weekly in
                  arrears commencing on April 21, 1997, through the date requested by VLT and AWI for the External System Development Services provided by EDS. EDS' fee for such services will be as set forth in Schedule D; and

                                    (ii) EDS will invoice VLT and AWI weekly in
                  arrears commencing on April 21, 1997, through June 30, 1997, for the provision of Executive Management Services provided by EDS. EDS' fee for such services will be as set forth in Schedule D.

                  All travel and other non-personnel costs and expenses paid by EDS related to the Post-Transition Period services will be invoiced by EDS on a weekly in arrears basis at EDS actual cost and will be in addition to the weekly fees described in
                  (i) and (ii) above. All weekly invoices for EDS services during the Post-Transition Period will be due and payable by VLT and AWI seven calendar days after the date of delivery thereof. All cash payments hereunder shall be made by wire transfer of same day funds to an account specified either in Schedule D or by the applicable party in a notice given to the other applicable party or parties in accordance with Section 12 hereof. All past due amounts hereunder shall bear interest at the Post-Default Rate.

                           (c) During the Transition Period and the Post-Transition Period, unless VLT and AWI provide EDS with appropriate exemption certificates, there will be added to any amounts due under this Agreement, and VLT and AWI will promptly pay to EDS, or promptly reimburse EDS for the payment of, amounts equal to any taxes, however designated or levied, based upon (i) such amounts due, (ii) the gross revenue, (iii) this Agreement or (iv) the services or items provided pursuant to this Agreement, or their use, including in each case (A) state and local sales, use, privilege or excise taxes, (B) service, sales and use taxes and (C) any taxes or amounts in lieu thereof paid or payable by EDS in respect of the foregoing, exclusive in each case, however, of EDS' franchise taxes and taxes based upon the net worth or net income of EDS.

                  9. Expenses. Except as otherwise explicitly stated in this Agreement and the Schedules hereto, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

                  10. Representations and Warranties. Each party to this Agreement hereby represents and warrants to the other party to this Agreement as follows:

                           (a) Such party is validly incorporated and is in good standing under the laws of the state in which it is organized, and is duly authorized to transact business as a foreign corporation in each state in which such authorization is required by its business or the properties owned or leased by it.

                           (b) Such party has the requisite power and authority to execute, deliver and carry out this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

                           (c) This Agreement has been duly and validly authorized, executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws or equitable principles of general application relating to or limiting creditors' rights.

                           (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or constitute a violation of or default under any law, rule, regulation, order, judgment, decree, contract, commitment, agreement, arrangement or restriction of any kind to which such party is a party or by which such party or its property is bound.

                           (e) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other third party is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  11.      Termination of Agreement.

                           (a) Termination for Cause. Except as provided for in subsection (b) below, if VLT or AWI, on the one hand, or EDS, on the other hand, materially or repeatedly defaults in the performance of any of its duties or obligations under this Agreement and the Schedules hereto (except for a default in payments to EDS), which default shall not be substantially cured within ten days after written notice is given to the defaulting party (or parties) specifying the default, then the nondefaulting party (or parties) may, by giving written notice thereof to the defaulting party (or parties), terminate this Agreement as of a future date specified in such notice of termination.

                           (b) Termination for Nonpayment. If VLT and AWI default in the payment when due of any amount due to EDS hereunder, then EDS may, by giving written notice thereof to VLT and AWI, terminate this Agreement as of a future date specified in such notice of termination.

                           (c) Termination for Bankruptcy. If any party is declared bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver of similar officer for such party, makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, the liquidator, trustee, receiver, conservator, new owner, manager or other agent or representative of such party, subject to applicable law, will have 60 days from the date of any initial declaration, commencement of proceedings or such assignment or agreement to notify the other party (or parties), subject to applicable law, that it is terminating this Agreement as of a date within such 60-day period. If the other party (or parties) is not so notified, this Agreement will not be terminated but will continue in full force and effect on all of the terms and conditions stated in this Agreement.

                           (d) Rights upon Termination. Upon the expiration or termination of this Agreement for any reason, VLT and AWI will promptly pay EDS for all Schedule A Services provided through the effective date of such expiration or termination, as such amount may be subsequently reconciled pursuant to Section 8 (a) hereof.

                  12. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and either (i) personally delivered,
(ii) mailed by certified mail (return receipt requested) or (iii) delivered by recognized next-day courier. Any notice required or permitted to be delivered hereunder will be deemed to be delivered (i) if personally delivered, on the date that it is actually delivered, (ii) if mailed, whether actually received or not, on the fifth business day after it is deposited in the United States mail addressed to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith or
(iii) if delivered by courier, on the date it is actually delivered. Any party may change, at any time and from time to time, by written notice to the other parties, the address that it had previously specified for receiving notices. Until changed in accordance herewith, the parties specify their respective addresses as set forth below:

         VLT OR AWI:

         2311 South 7th Avenue
         Bozeman, Montana 59715
         Attention: Janet Bjork

         with copy to:

         Rogers & Hardin
         229 Peachtree Street
         2700 Cain Tower
         Atlanta, Georgia 30303
         Attention: Michael Rosenzweig

         EDS:

         Electronic Data Systems Corporation
         5400 Legacy Drive
         Plano, Texas 75024-3105
         Attention: General Counsel

         with copy to:

         Baker & Botts, L.L.P.
         2001 Ross Avenue
         Dallas, Texas 75201-2980
         Attention: Michael A. Saslaw

                  13.      Confidentiality and Noncompetition.

                           (a) Confidentiality. Except as otherwise expressly provided herein, VLT, AWI and EDS acknowledge and agree that all confidential information and trade secrets communication by any party to the other parties, whether before or after the Effective Date, shall be and were received in strict confidence and shall be used only for the purposes of carrying out the provisions of this Agreement, and where appropriate, the provisions of the other agreements executed in connection with or otherwise contemplated under the Master Settlement Agreement. The foregoing shall not prevent any party from disclosing information that (i) is or becomes generally available to the public other than as a result directly or indirectly of a disclosure by such party or by other persons to whom such party disclosed such information, (ii) is or becomes available to such party on a non-confidential basis from a source other than the other party or its representatives, provided that such source is not bound by a confidentiality agreement with the other party, (iii) is or has been independently developed by such party without use of the other party's (or parties') confidential information or (iv) is required to be disclosed pursuant to a requirement of a governmental agency or law, provided that the disclosing party provides the other party (or parties) with notice of such requirement prior to any such disclosure.

                           (b) Noncompetition. During the period commencing on the date hereof and ending on the earlier of (i) December 31, 1998 or
         (ii) an event of default under the Master Settlement Agreement or any of the documents executed in connection therewith, EDS agrees that it will not use the EDS personnel performing any of the Terminated Services or the Schedule A Services to provide any information technology services to any entity in support of such entity's on-line lottery operations. In addition, EDS agrees not to solicit or hire Transfer Employees who accept VLT's and AWI's offer of employment prior to the earlier of (i) December 31, 1998, or (ii) an event of default under the Master Settlement Agreement or any of the documents executed in connection therewith; provided, however, that EDS will not be precluded from hiring any such person who has been terminated by VLT or AWI prior to commencement of employment discussions between such person and EDS. VLT and AWI agree not to solicit any employees of EDS who are not Transfer Employees, without the prior written consent of EDS, during such period; provided, however, that VLT and AWI will not be precluded from hiring any such person who has been terminated by EDS prior to commencement of employment discussions between such person and VLT and AWI.

                           (c) Injunctive Relief. Notwithstanding the limitations of Section 14(b), the parties hereto acknowledge that the payment of monetary damages would not fully redress the breach by any party of Section 13(b) or the last sentence of Section 5(a) hereof. Accordingly, any party shall be entitled to an injunction enjoining or restraining another party from any violation of Section 13(b) or the last sentence of Section 5(a) and each party hereby consents to the issuance of such injunction.

14.      Indemnities and Liabilities.

                           (a) Indemnities. VLT and AWI shall not be liable to EDS for any damage to person or property caused by the acts of EDS or its employees and EDS agrees to indemnify, defend and hold harmless VLT and AWI from all claims for any such damage. EDS shall not be liable to VLT or AWI for any damage to person or property caused by the acts of VLT, AWI or their employees and VLT and AWI agree to indemnify, defend and hold harmless EDS from all claims for such damage.

                           (b) Limitation of Liability. If EDS shall be liable to VLT or AWI on account of EDS' performance or nonperformance of its obligations under this Agreement (including, without limitation, in connection with its obligations under Section 14(a), whether arising by negligence or gross negligence, willful misconduct or otherwise), the aggregate amount of all damages recoverable against EDS for all events, acts or omissions, shall not exceed in the aggregate $1.0 million and the measure of damages shall not include any amounts for (i) indirect or consequential damages, such as loss of anticipated profits or other economic loss, (ii) punitive damages of any party, including third parties or (iii) any damages that could have been avoided had the data furnished by EDS been verified before utilization thereof. In addition, neither VLT nor AWI may assert any cause of action against EDS that accrued more than one year prior to the filing of a suit alleging such cause of action. In connection with the conduct of any litigation with third parties relating to any liability of EDS to VLT, AWI or to such third parties, EDS shall have all rights (including the right to accept or reject settlement offers and to participate in any such litigation) that are appropriate with respect to its potential responsibilities or liabilities.

                           (c) Additional Parties. For purposes of this Section 14 each reference to a party shall be deemed to be a reference to such party and its subsidiaries, affiliates, directors, officers, employees, assigns, agents and representatives.

                           (d) Transfer Employees; EDS Employees During Post Transition Period. Notwithstanding anything herein to the contrary, EDS shall not be liable to VLT or AWI (i) for any damages or costs arising out of or in connection with the rejection by any Transfer Employee of VLT's or AWI's offer of employment or any Transfer Employee attrition or (ii) for any damages or costs to person or property caused by the acts or omissions of either of Messrs. Beach or Evers during the Post-Transition Period. VLT and AWI agree to indemnify, defend and hold harmless (with respect to attorneys' fees or otherwise) EDS from all claims for such damages or costs.

                           (e) Exclusive Remedies. The remedies of a party provided for in this Section 14 are exclusive of any other remedies which would otherwise be available to such party at law or in equity.

                  15.      Arbitration.

                           (a) Any dispute, controversy or claim that relates in any way to this Agreement shall be determined and settled in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

                           (b) The arbitration shall be heard by a panel of three arbitrators, each of whom shall be experienced in the resolution of disputes, controversies or claims relating to information technology services. One such arbitrator shall be selected by EDS, one such arbitrator shall be selected by VLT and AWI and one such arbitrator shall be selected by the arbitrators selected by EDS, VLT and AWI. Resolution of disputes, controversies or claims shall be determined by a majority vote of the arbitration panel. The decision of and award rendered by the arbitrators shall be final and binding on the parties.

                           (c) VLT and AWI consent to the nonexclusive venue of the arbitration in either Dallas County or Collin County, Texas.

                           (d) VLT and AWI, on the one hand, and EDS, on the other hand, shall bear equally all fees, costs and expenses of the arbitration, and each party shall bear its own legal expenses, attorneys' fees and costs of all experts and witnesses; provided, however, if the claim of either party is upheld by the arbitration panel in all material respects, then, subject to Section 14(b) hereof, the arbitration panel may apportion between the parties as the arbitration panel may deem equitable the costs incurred by the prevailing party.

                  16.      Software.

                           (a) Grant. VLT and AWI grant to EDS for the term of this Agreement, without charge to EDS, the right to access or otherwise use the VLT/AWI Software (hereinafter defined) in order to provide the Schedule A Services. In addition, VLT and AWI will cause to continue in force all consents necessary to permit EDS to access or operate any VLT/AWI Vendor Software (hereinafter defined) required for EDS to provide the Schedule A Services and will pay all costs and expenses associated with obtaining and maintaining such consents. The term "Software" means computer programs, together with input and output formats, source and object codes, program listings, data models, flow charts, outlines, narrative descriptions, operating instructions and supporting documentation, and includes the tangible media upon which such programs and documentation are recorded, including all authorized reproductions, corrections, updates, new releases and new versions of such programs. The term "VLT/AWI Software" shall mean any Software that is owned by VLT or AWI (and not proprietary to any other party) and is operated by or on behalf of VLT or AWI. The term "VLT/AWI Vendor Software" means any Software that is proprietary to any party other than VLT or AWI and is operated by or on behalf of VLT or AWI.

                           (b) Title. Subject to the lien thereon granted under that certain Security Agreement, Pledge and Assignment: Equipment, Inventory, Securities and Intellectual Property of even date herewith, among EDS, AWI and VLT, all Software developed by EDS for VLT under the Master Services Agreement, all authorization letters and any other authorizations thereunder, the Current Arrangements and this Agreement will be owned by VLT and AWI; provided that EDS (i) will retain all right, title and interest in and to all software development tools, know-how, methodologies, processes, technologies or algorithms used in providing either the Terminated Services or the Schedule A Services which are based on trade secrets or proprietary information of EDS or are otherwise owned or licensed by EDS (collectively, the "EDS Development Tools"), (ii) will be free to use the ideas, concepts and know-how which concern information services technology and which have been or are developed in the course of performing the Terminated Services or Schedule A Services and may be retained by EDS' employees in intangible form and (iii) may acquire, license, develop for itself or others, or have others develop for it, similar technology performing the same or similar functions as technology contemplated by the Master Services Agreement, all authorization letters and any other authorizations thereunder, the Current Arrangements and this Agreement, or market and distribute such technology, subject to Section 13 hereof. Notwithstanding anything to the contrary in this Agreement, no licenses will be deemed to have been granted by any party to any of its patents, trade secrets, trademarks or copyrights.

                  17.      Miscellaneous.

                           (a) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflicts of laws principles that would require the application of the laws of any other jurisdiction.

                           (b) Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The obligations of VLT and AWI under this Agreement shall be joint and several.

                           (c) Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are expressly made a part of this Agreement.

                           (d) Severability. If any term, provision, covenant or restriction of this agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ a valid, legal, nonvoid and enforceable alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                           (e) Headings. The headings in this Agreement are for purposes of convenience of reference only and shall not be deemed to affect the interpretation of any provision hereof.

                           (f) Counterparts. This Agreement may be executed in multiple counterparts. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                           (g) Amendment. Notwithstanding any other provision hereof, this Agreement may not be supplemented or amended from time to time without the prior written consent of each of the parties hereto.

                           (h) Relationship of Parties. EDS, in furnishing services to VLT and AWI hereunder, is acting solely as an independent contractor. EDS does not undertake by this Agreement otherwise to perform any obligation of VLT or AWI, whether regulatory or contractual, or to assume any responsibility for VLT's or AWI's business or operations. EDS shall not be considered or deemed to be an agent, employee, joint venturer or partner of VLT or AWI, and no other relationship is intended or created by and between EDS and VLT or AWI. Except as otherwise expressly provided herein, EDS has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all services to be provided by EDS hereunder.

                           (i) Force Majeure. Each party shall be excused from performance hereunder and the time of any performance shall be extended, to the extent reasonably necessary under the circumstances, to the extent that such party is prevented from performing in whole or in part as a result of acts or omissions of the other party or any act of God, war, civil disturbance, court order, labor dispute, third party nonperformance (including, without limitation, any nonperformance of a third party vendor or licensor), or any other cause beyond its reasonable control, including, without limitation, failures or fluctuations in electrical power, heat, light, air conditioning, telecommunications equipment or lines or other equipment. Such nonperformance shall not be a default hereunder or a ground for termination hereof.

                           (j) Disclosure. Except as otherwise contemplated in the Master Settlement Agreement, all general releases, announcements and disclosures by VLT, AWI or EDS relating to this Agreement or its subject matter, including, without limitation, promotional or marketing material (but not including any disclosures required by legal, accounting or regulatory requirements beyond the reasonable control of VLT, AWI or EDS, as the case may be) shall be coordinated with and approved by VLT, AWI and EDS prior to the release thereof.

                           (k) At-Will Employment. During the term of this Agreement and thereafter, all EDS employees will retain their current status as employees-at-will.

                  IN WITNESS WHEREOF, EDS, VLT and AWI have duly executed and delivered this Agreement as of the date first above written.

                                        ELECTRONIC DATA SYSTEMS
                                        CORPORATION

                                        By:
                                           -------------------------
                                                 Name:
                                                 Title:

                                        VIDEO LOTTERY TECHNOLOGIES,
                                        INC.



                                        By:
                                                 Name:
                                                 Title:

                                        AUTOMATED WAGERING
                                        INTERNATIONAL, INC.



                                        By:
                                                 Name:
                                                 Title

                                   EXHIBIT I-1

                                   STOCK POWER



                  KNOW ALL MEN BY THESE PRESENTS, that EDS VLT Holdings, Inc., a Nevada corporation ("Holdings"), for value received, hereby sells, assigns and transfers unto Video Lottery Technologies, Inc., a Delaware corporation ("VLT"),
(i) 545,454 shares of common stock, par value $.01 per share (the "Common Shares"), of VLT, standing in the name of Holdings on the books of VLT represented by Certificate No. VLC 00002697 and (ii) 1,912,728 shares of Series A Junior Preferred Stock, par value $.01 per share (collectively with the Common Shares, the "VLT Shares"), of VLT, standing in the name of Holdings on the books of VLT represented by Certificate No.1, and hereby constitutes and appoints VLT as Holdings' true and lawful attorney, irrevocably, for and in Holdings' name and stead to sell, assign, transfer, hypothecate, pledge and make over all or any part of the VLT Shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof.

                  IN WITNESS WHEREOF, Holdings has executed this Stock Power as of January 30, 1997.

                                        EDS VLT HOLDINGS, INC.


                                        By:
                                        Name:
                                        Title:

                                   EXHIBIT I-2

                                   STOCK POWER



                  KNOW ALL MEN BY THESE PRESENTS, that Video Lottery Technologies, Inc., a Delaware corporation ("VLT"), for value received, hereby sells, assigns and transfers unto _____________________________________________,
(i) 545,454 shares of common stock, par value $.01 per share (the "Common Shares"), of VLT, standing in the name of VLT on the books of VLT represented by Certificate No. VLC-00002697 and (ii) 1,912,728 shares of Series A Junior Preferred Stock, par value $.01 per share (collectively with the Common Shares, the "VLT Shares"), of VLT, standing in the name of VLT on the books of VLT represented by Certificate No. 1, and hereby constitutes and appoints __________________________________ ________________________________ as VLT's
true and lawful attorney, irrevocably, for and in VLT's name and stead to sell, assign, transfer, hypothecate, pledge and make over all or any part of the VLT Shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof.

                  IN WITNESS WHEREOF, VLT has executed this Stock Power as of January 30, 1997.

                                        VIDEO LOTTERY TECHNOLOGIES, INC.


                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT J


                          SOURCE CODE ESCROW AGREEMENT

                          Account Number ______________

                  This Agreement (this "Agreement") is effective this 30th day of January, 1997, among Data Securities International, Inc. ("Agent"), Video Lottery Technologies, Inc., a Delaware corporation ("VLT") and Automated Wagering International, Inc., a Delaware corporation ("AWI"), (VLT and AWI collectively referred to as "Depositor") and Electronic Data Systems Corporation, a Delaware corporation ("Preferred Beneficiary").

                  A. Depositor and Preferred Beneficiary have entered into a Security Agreement, Pledge and Assignment: Equipment, Inventory, Securities and Intellectual Property, of even date herewith ("the Security Agreement"), pursuant to which Depositor will grant a security interest in, among other things, the source codes and related products and materials relating to, and used in connection with, the software known as "MasterLink(R)" (the "Source Code").

                  B. Depositor desires to avoid disclosure of the Source Code except under certain limited circumstances.

                  C. Depositor and Preferred Beneficiary desire to establish an escrow with Agent to provide for the retention, administration and controlled access of the Source Code.

                  D. Agent has consented to act as escrow agent and to receive and hold the current version and any future versions of the Source Code.

ARTICLE 1 -- DEPOSITS

                  1.1 Obligation to Make Deposit. As soon as practicable with respect to each component, but no later than thirty (30) days from the date of this Agreement, Depositor shall deliver to Agent the proprietary information and other materials (the "Deposit Materials") identified on Exhibit A hereto.

                  1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to Agent, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B must be signed by Depositor and delivered to Agent with the Deposit Materials. Unless and until Depositor makes the initial deposit with Agent, Agent shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

                  1.3 Deposit Inspection. Upon Agent's receipt of the Deposit Materials and Exhibit B, Agent will, within five business days thereof, conduct and complete a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

                  1.4 Acceptance of Deposit. At completion of the deposit inspection, if Agent determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, Agent will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If Agent determines that the labeling does not match the item descriptions or quantity on Exhibit B, Agent will (a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) provide a copy of Exhibit B to Depositor and Preferred Beneficiary. Agent's acceptance of the deposit occurs upon the signing of Exhibit B by Agent. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by Agent.

                  1.5 Depositor's Representations. Depositor represents as follows:

                           a. Depositor lawfully possesses all of the Deposit Materials to be deposited with the Agent;

                           b.       With respect to all of the Deposit
                                    Materials, Depositor has the right and
                                    authority to grant to Agent the rights as provided in this Agreement, including the right of Agent to copy third party materials;

                           c.       With respect to all of the Deposit
                                    Materials, Depositor has the right and
                                    authority to grant to Preferred Beneficiary the rights as provided in this Agreement; provided, however, that Preferred Beneficiary's right to possess and use those Deposit Materials consisting of components and tools identified with an asterisk on Exhibit A, which have been licensed by Depositor from third parties (the "Licensed Deposit Materials"), is subject to the Preferred Beneficiary's receipt of any requisite consents from such third party licensors;

                           d. Depositor has the right, pursuant to valid and enforceable license agreements, to use the Licensed Deposit Materials in the manner currently being used by Depositor;

                           e. The Deposit Materials (other than the Licensed Deposit Materials) are not subject to any lien or other encumbrance other than the liens and encumbrances arising from the Security Agreement;

                           f. The Deposit Materials include (i) all proprietary information, machine readable source code, and human readable source code related to the Source Code and (ii) all components, devices, programming, system documentation, user documentation, hardware documentation, compilers, assemblers, tools, higher level or proprietary languages, test procedures, test data and test results and other materials to develop, compile, assemble, maintain, and implement the Source Code.

                           g. The Deposit Materials consist of the proprietary information and other materials identified on Exhibit A; and

                           h. The Deposit Materials are readable and useable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

                  1.6 Verification. Agent shall perform a Level One Verification (as defined herein) of the Deposit Materials upon the initial deposit and for each Update (as defined herein). A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. A "Level One Verification" is defined as follows: Agent will cause a technically qualified Agent employee to evaluate the Deposit Materials in order to identify (a) the hardware and software configurations reasonably necessary to maintain the Deposit Materials; (b) the hardware and software configurations reasonably necessary to compile the Deposit Materials; and (c) the compilation instructions. Agent will then prepare and deliver to Depositor and Preferred Beneficiary a report describing the information so identified. It shall be the responsibility of the Depositor, and not Agent, to assure that the Deposit Materials contain the information so identified in Agent's report.

                  Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause higher levels of verification of any Deposit Materials. Preferred Beneficiary shall give reasonable notice to Depositor of the performance of such higher level verification. Depositor may be present during such verification, provided that Depositor does not cause any unreasonable delay in the performance of such verification. If a verification is elected after the Deposit Materials have been delivered to Agent, then Agent, or at Preferred Beneficiary's election an independent person or company ("Outside Consultant") selected by Preferred Beneficiary and Depositor, may perform the verification. Upon Agent's receipt of written instructions from Preferred Beneficiary and Depositor, Agent shall deliver to Consultant, at Preferred Beneficiary's expense, copies of all or any portion of the Deposit Materials (the "Copied Deposit Materials"). The Copied Deposit Materials shall be returned to Agent upon Consultant's completion of the higher level verification, together with a copy of Consultant's verification report and a new Exhibit B signed by Depositor (the "Verification Update"). Such Verification Updates shall be added to the existing deposit. The processing of each Verification Update shall be in accordance with Sections 1.2 through 1.6 hereof.

                  1.7 Deposit Updates. Depositor shall update the Deposit Materials (an "Update") once every calendar quarter with the latest version of all Deposit Materials, including all enhancements, modifications, improvements or additions to any of the Deposit Materials (regardless of developing party) associated with the version of the Source Code containing the most advanced fully tested functionality. Such Updates will be added to the existing deposit. All deposit Updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. The processing of all deposit Updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials, any Updates and any Verification Updates.

                  Agent shall notify Depositor in writing quarterly of Depositor's obligation to make deposits of Updates. Within 30 days of receipt of each such notice, Depositor shall certify in writing to Agent that it has made a deposit of any Updates as required in the immediately preceding paragraph. After the 30 days, Agent shall notify Preferred Beneficiary that Agent has received
(a) an Update deposit from Depositor; or (b) no response from Depositor.

                  1.8 Maintenance of Deposit Materials. Each Exhibit B received by Agent will be held and maintained separately within the escrow account. An independent record will be created by Agent which will document the activity for each Exhibit B.

                  1.9 Removal of Deposit Materials. None of the Deposit Materials may be removed except on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

                  2.1 Confidentiality. Agent shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of Agent. Agent shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, Agent shall not disclose, transfer, make available, or use the Deposit Materials. Agent shall not disclose the content of this Agreement to any third party. If Agent receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, Agent will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that Agent does not waive its rights to present its position with respect to any such order. Agent will not be required to disobey any court or other judicial tribunal order. (See Section 7.4 below for notices of requested orders.)

                  2.2 Status Reports. Agent will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. Agent may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

                  2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of Agent pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


ARTICLE 3 -- GRANT OF RIGHTS TO AGENT

                  3.1 Title to Media. Depositor hereby transfers to Agent the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

                  3.2 Right to Make Copies. Agent shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. Agent shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by Agent. With all Deposit Materials submitted to Agent, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

                  3.3 Right to Transfer Upon Release. Depositor hereby grants to Agent the right to transfer the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, Agent shall not transfer the Deposit Materials.

ARTICLE 4 -- RELEASE OF DEPOSIT

                  4.1 Release Conditions. As used in this Agreement, "Release Conditions" shall mean any of the following:

                           a. Depositor's failure to carry out obligations imposed on it pursuant to the Security Agreement or the Note (as defined in the Security Agreement);

                           b. the occurrence of an "Event of Default" or "Default" as defined in the Security Agreement or the Note; or

                           c. Depositor's failure to continue to do business in the ordinary course.

                  4.2 Filing For Release. If Preferred Beneficiary reasonably believes that a Release Condition has occurred, Preferred Beneficiary may provide to Agent written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, Agent shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

                  4.3 Contrary Instructions. From the date Agent mails the notice to Depositor requesting release of the Deposit Materials, Depositor shall have ten business days to deliver to Agent Contrary Instructions (as defined herein). "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured, supported by satisfactory evidence to such effect. Upon receipt of Contrary Instructions, Agent shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Subject to Section 5.2, Agent will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; or (b) order of a court.

                  4.4 Release of Deposit. If Agent does not receive Contrary Instructions from the Depositor, Agent is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, Agent is entitled to receive any fees due Agent before making the release. This Agreement will terminate upon the release of the Deposit Materials held by Agent.

                  4.5 Right to Use Following Release. Upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the Security Agreement, subject to the receipt of any requisite consents from any third party licensors with respect to the Licensed Deposit Materials noted on Exhibit A.

ARTICLE 5 -- TERM AND TERMINATION

                  5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct Agent in writing that the Agreement is terminated; or (b) the Agreement is terminated by Agent for nonpayment in accordance with Section 5.2. If the Deposit Materials are subject to another escrow agreement with Agent, Agent reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

                  5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to Agent, Agent shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to Agent to cure the default. If the past due payment is not received in full by Agent within thirty days of the date of such notice, then Agent shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. Agent shall have no obligation to take any action under this Agreement so long as any past due payment owing to Agent remains unpaid.

                  5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and Preferred Beneficiary; Agent shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. Subject to Agent's rights under Section 5.2, upon termination for nonpayment, Agent shall promptly return the Deposit Materials to Depositor. Agent shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with Agent. Agent and Preferred Beneficiary shall be obligated to maintain the confidentiality of the Deposit Materials solely upon termination of this Agreement pursuant to Section 5.1 hereto.

                  5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

                           a.       Depositor's Representations (Section 1.5);

                           b. The obligations of confidentiality with respect to the Deposit Materials;

                           c. The rights granted in the Sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

                           d. The obligation to pay Agent any fees and expenses due;

                           e.       The provisions of Article 7; and

                           f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 -- AGENT'S FEES

                  6.1 Fee Schedule. Agent is entitled to be paid its standard fees and expenses applicable to the services provided as set forth on Exhibit D hereto. Agent shall notify the parties at least 90 days prior to any increase in fees. Any such increase in fees will be effective as of the first day of the following renewal year. For any service not listed on Agent's standard fee schedule, Agent will provide a quote prior to rendering the service, if requested. Depositor hereby agrees to pay all escrow fees due hereunder.

                  6.2 Payment Terms. Agent shall not be required to perform any service unless the payment for such service and any past due balances owed to Agent are paid in full. All other fees are due within 15 days from the date of invoice. If invoiced fees are not paid within 15 days from the date of invoice, Agent may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7 -- LIABILITY AND DISPUTES

                  7.1 Right to Rely on Instructions. Agent may act in reliance upon any instruction, instrument, or signature believed by Agent in good faith to be genuine. Unless otherwise instructed by an officer of a party to this Agreement, Agent may assume that any officer of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. Agent shall not be responsible for failure to act as a result of causes beyond the reasonable control of Agent.

                  7.2 Indemnification. Agent shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided Agent has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by Agent relating in any way to this escrow arrangement. Any such expense in the preceding sentence as between Depositor and Preferred Beneficiary shall be borne one half by Depositor and one half by Preferred Beneficiary. Nothing in this paragraph shall constitute a waiver of any claim which Depositor or Preferred Beneficiary may have against the other for contribution arising from their joint obligations to hold Agent harmless hereunder.

                  7.3 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law provisions.

                  7.4 Notice of Requested Order. If any party intends to obtain an order from any court of competent jurisdiction which may direct Agent to take, or refrain from taking any action, that party shall:

                           a. Give Agent reasonable prior notice of the hearing;

                           b. Include in any such order that, as a precondition to Agent's obligation, Agent be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

                           c. Ensure that Agent not be required to deliver the original (as opposed to a copy) of the Deposit Materials if Agent may need to retain the original in its possession to fulfill any of its other duties.

                  7.5 Disputes and Interpleader. In the event of any dispute between any of Depositor, Primary Beneficiary and/or Agent relating to the delivery of the Deposit Materials by Agent or to any other matter arising out of this Agreement, Agent may submit the matter to any court of competent jurisdiction in an interpleader or similar action. Any and all costs incurred by Agent in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of Depositor and Preferred Beneficiary.

ARTICLE 8 -- GENERAL PROVISIONS

                  8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. Unless otherwise provided in this Agreement, no amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto (except that Exhibit A need not be signed by Agent and Exhibit B need not be signed by Preferred Beneficiary).

                  8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in Exhibit C attached hereto. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

                  8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

                  8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, Agent shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless Agent receives clear, authoritative and conclusive written evidence of the change of parties.

                  8.5 Designation. The Depositor hereby designates Janet Bjork, Manager of Corporate Services of VLT, to act on behalf of the Depositor in all respects regarding the terms hereunder of this Agreement.

DEPOSITOR                               PREFERRED BENEFICIARY

VIDEO LOTTERY TECHNOLOGIES, INC.        ELECTRONIC DATA SYSTEMS
                                        CORPORATION

By:                                     By:
Name:                                   Name:
Title:                                  Title:

Date:                                   Date:

                                        AGENT

AUTOMATED WAGERING                      DATA SECURITIES INTERNATIONAL,
INTERNATIONAL, INC.                     INC.

By:                                     By:
Name:                                   Name:
Title:                                  Title:

Date:                                   Date:

                                                                       EXHIBIT A

                            MATERIALS TO BE DEPOSITED

                          Account Number ______________


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to Agent shall consist of (i) all proprietary information, machine readable source code, and human readable source code related to the Source Code and (ii) all components, devices, programming, system documentation, user documentation, hardware documentation, compilers, assemblers, tools, higher level or proprietary languages, test procedures, test data and test results and other materials to develop, compile, assemble, maintain, and implement the Source Code. The Depositor will provide the Deposit Materials on industry standard media.

The Source Code contains the components listed in Attachment A to this Exhibit
A.

DEPOSITOR                               PREFERRED BENEFICIARY
---------                               ---------------------

VIDEO LOTTERY TECHNOLOGIES, INC.        ELECTRONIC DATA SYSTEMS
                                        CORPORATION

By:                                     By:
Name:                                   Name:
Title:                                  Title:

Date:                                   Date:

AUTOMATED WAGERING
INTERNATIONAL, INC.

By:
Name:
Title:

Date: